As filed with the Securities and Exchange Commission on October 18, 2011

Securities Act File No. 333-[            ]

1940 Act File No. 811-22614

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

HATTERAS SECTOR SELECT FUND

(Exact Name of Registrant as Specified in Charter)

c/o Hatteras Capital Investment Management, LLC

8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

(Address of Principal Executive Offices)

(919) 846-2324

(Registrant’s Telephone Number)

David B. Perkins

8540 Colonnade Center Drive

Suite 401

Raleigh, North Carolina 27615

(Name and Address of Agent for Service)

Copy to:

Michael P. Malloy, Esq.

Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☒

It is proposed that this filing will become effective:

☒ When declared effective pursuant to Section 8(c) under the Securities Act of 1933.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Shares	2,500,000	$100.00	$250,000,000	$28,650

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Hatteras Sector Select Institutional Fund, as the Master Fund in which the Registrant invests substantially all of its assets, has also executed this Registration Statement.

Hatteras Sector Select Fund

Cross Reference Sheet

Parts A and B

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS

1.	Outside Front Cover	Outside Front Cover Page
2.	Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page
3.	Fee Table and Synopsis	Fund Fees and Expenses; Fund Summary
4.	Financial Highlights	Not Applicable
5.	Plan of Distribution	Fund Summary; Distribution Arrangements
6.	Selling Shareholders	Tender Offers/ Offers to Repurchase; Tender/Repurchase Procedures
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Outside Front Cover Page; Fund Summary; Investment Objective and Strategies
9.	Management	Management of the Fund; Boards of Trustees and Officers (SAI)
10.	Capital Stock, Long-Term Debt, and Other Securities	Fund Summary; Purchase Terms (SAI)
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Table of Contents of SAI
14.	Cover Page of SAI	Cover Page (SAI)
15.	Table of Contents of SAI	Table of Contents of SAI
16.	General Information and History	Not Applicable
17.	Investment Objective and Policies	Investment Objective and Strategies; Summary; Management of the Fund; Investment Policies and Practices (SAI)
18.	Management	Management of the Fund; Boards of Trustees and Officers (SAI); Investment Management Services (SAI)
19.	Control Persons and Principal Holders of Securities	Boards of Trustees and Officers (SAI)
20.	Investment Advisory and Other Services	Management of the Fund; Fund Summary; Investment Management Services (SAI); Fund Expenses; Custodian (SAI); Fund Servicing Fee (SAI)
21.	Portfolio Managers	Investment Management Services (SAI)
22.	Brokerage Allocation and Other Practices	Brokerage (SAI)
23.	Tax Status	Taxes; Certain Income Tax Considerations (SAI)
24.	Financial Statements	Not Applicable

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

HATTERAS SECTOR SELECT FUND

PROSPECTUS

[             , 2011]

Hatteras Sector Select Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. Hatteras Capital Investment Management, LLC (“HCIM”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the investment manager to the Master Fund (as defined below) (in such capacity, the “Investment Manager”).

The Fund’s investment objective is to provide long-term capital appreciation through a portfolio of long/short equity strategies. To achieve its objective, the Fund will provide its shareholders (each, a “Shareholder” and together, the “Shareholders”) with access to actively-managed sector specific hedge fund strategies by investing its assets primarily in long/short sector-based equity hedge funds (“WHM Funds”) sponsored by Wellington Hedge Management, LLC or its affiliates (“Wellington”) through an investment of substantially all of its assets in the Hatteras Sector Select Institutional Fund (the “Master Fund” and together with the Fund, the “Funds”), which is also registered and the 1940 Act and has the same investment objective of the Fund. Through management of sector exposure and investment in the WHM Funds, and recognizing that short-term market fluctuations may cause variations in Fund performance, the Fund aims to provide capital appreciation with risk adjusted performance in excess of global equities as defined by the MSCI World Index over a complete market cycle.

Although it is not required to do so, the Master Fund will seek to allocate its assets among six or more WHM Funds, with an allocation among multiple sectors, as more fully described herein. The Fund cannot guarantee that its investment objective will be achieved or that the Master Fund’s strategy of investing in the WHM Funds will be successful. Investing in the Funds involves a heightened risk of significant loss. SEE “RISK FACTORS,” “GENERAL RISKS” AND “SPECIAL RISKS OF FUND OF FUNDS STRUCTURE” BEGINNING ON PAGE 19.

This prospectus (the “Prospectus”) applies to the public offering of shares of beneficial interest (“Shares”) of the Fund, pursuant to the Securities Act of 1933, as amended. The Shares will be offered in a single closing to occur on or around April 1, 2012 (the “Closing”). Shares may also be offered at times in addition to the Closing as may determined by the Board in its sole discretion. HCIM does not intend to recommend additional closings until at least April 1, 2013. The Shares will initially be issued at $100.00 per Share. No Shareholder will have the right to require the Fund to redeem its Shares.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (“SAI”), dated [             , 2011], has been filed with the SEC. You can request a copy of the SAI without charge by writing to the Fund, c/o [ADMINISTRATOR], or by calling the Fund at 888-363-2324. You can also obtain a copy of the SAI and annual and semi-annual reports (when available) of the Fund at the following website: www.hatterasfunds.com. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 39 of this Prospectus. You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

i

Hatteras Sector Select Fund

Total Offering Amount (1)	$250,000,000
Maximum Sales Charge (2)	2.00%
Proceeds to the Fund (3)	$250,000,000

(1)	Hatteras Capital Distributors, LLC (the “Distributor”) acts as the principal underwriter of the Shares on a best-efforts basis, subject to various conditions. The initial public offering is expected to occur in a single closing to occur on or around April 1, 2012 (the “Closing”). Shares may also be offered at times in addition to the Closing as may determined by the Board in its sole discretion. HCIM does not intend to recommend additional closings until at least April 1, 2013. The Shares will initially be issued at $100.00 per Share. The Investment Manager, the Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s, Distributor’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments will vary and may be significant in amount. The prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. In particular, the Distributor, or its affiliates, will pay to Morgan Stanley Smith Barney LLC, or its affiliates, a fee equal to 1.00% of the net asset value of all Shares sold at the Closing. See “DISTRIBUTION ARRANGEMENTS.” The Fund will sell Shares only to investors who certify that they are Eligible Investors. The minimum initial investment in the Fund by any investor is $50,000. However, the Fund, in its sole discretion, may accept investments below this minimum. Pending the closing of any offering, funds received from prospective investors will be placed in an interest-bearing escrow account with [ ], the Funds’ transfer agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund. See “The Offering.”
(2)	Investments in the Funds are sold subject to a sales charge of up to 2.00% of the investment. For some investors, the sales charge may be waived or reduced. The full amount of the sales charges may be reallowed by the Distributor to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund. See “The Offering.”
(3)	The Fund’s initial offering expenses are described under “FUND FEES AND EXPENSES” below. Other expenses of issuance and distribution are estimated to be $[ ].

Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “INVESTOR QUALIFICATIONS.”

For convenience, reference to the Fund may include the Master Fund as the context requires.

Shares are an Illiquid Investment. The Shares will not be listed on any securities exchange and the Fund will not knowingly permit a secondary market to develop. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

The Fund reserves the right to suspend or terminate this or other offerings of Shares at any time in the discretion of the Board of Trustees of the Fund provided that it is in the best interests of the Fund and Shareholders to do so.

The SEC has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information.

THE FUND’S PRINCIPAL UNDERWRITER IS HATTERAS CAPITAL DISTRIBUTORS, LLC.

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that the Fund expects to incur and that the Shareholders can expect to bear, either directly or indirectly, through the Fund’s investments in the Master Fund.

TRANSACTION EXPENSES:
Maximum Sales Charge (Load) (percentage of offering price) (1)		2.00%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND) (2)
Management Fee (3)		0.75%
Interest Expenses (4)		0.00%
Other Expenses (5)		0.65%
Fund Servicing Fee (6)	0.75%
Acquired Fund Fees and Expenses (7)		3.00%

Total Annual Expenses		5.15%

(1)	Investors may be charged a sales charge of up to 2.00% of the investment, as more fully described below under the heading “Sales Charge.” The sales charge is paid to the Distributor.
(2)	This table summarizes the aggregate expenses of the Fund and the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.
(3)

The Fund does not pay the Investment Manager a Management Fee directly, but Shareholders bear an indirect share of this fee through the Fund’s investment in the Master Fund. For its provision of services to the Master Fund, the Investment Manager receives a monthly Management Fee equal to 1/12th of 0.75% (0.75% on an annualized basis) of the Master Fund’s net assets determined as of month-end. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders.

(4)	Neither the Fund nor the Master Fund expects to have any borrowings during its first year of operation. The Fund and the Master Fund will incur interest expense on any borrowings.
(5)	Because the Fund is recently organized, Other Expenses is an estimate based on aggregate average net assets of $100,000,000 in the Fund. “Other Expenses” includes direct expenses of the Fund as well as indirect expenses of the Master Fund. Trustees’ fees, insurance costs and other costs have been allocated pro rata between the Fund and the Master Fund. Offering and organizational costs will be reimbursed to the Investment Manager. Shareholders also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Master Fund as an investor in WHM Funds. Such fees and expenses incurred as a result of the Master Fund’s investment in WHM Funds are considered “Acquired Fund Fees and Expenses” of the Fund and are included in the Fund’s calculation of Acquired Fund Fees and Expenses in the table above. “Other Expenses” are based on estimated amounts for the current fiscal year.
(6)

Each of the Fund and the Master Fund pay compensation to HCIM for fund services in accordance with a fund servicing agreement. HCIM receives a monthly fund servicing fee (“Fund Servicing Fee”) from the Fund equal to 1/12th of 0.50% (0.50% on an annualized basis) of the aggregate value of the Fund’s net assets as of the end of each month (prorated for shorter periods). HCIM receives a monthly Fund Servicing Fee from the Master Fund equal to 1/12th of 0.25% (0.25% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of the end of each month (prorated for shorter periods). The Fund Servicing Fee payable to HCIM will be borne pro rata by all Shareholders before giving effect to any repurchase of Shares in the Master Fund or Fund, as applicable, effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund or Fund that are credited to shareholders. See “FUND SERVICING FEE” for additional information.

(7)	In addition to the Fund’s direct expenses, and its pro-rata share of the Master Fund expenses, the Fund indirectly bears a pro-rata share of the expenses of the WHM Funds. The WHM Funds generally charge the Master Fund asset-based fees (including an annual management fee typically of 1%) and performance-based fees or allocations (typically equal to 20% of an investor’s net profits) on its investments. It is possible that such management fees and performance-based fees may be exceeded for certain WHM Funds. The fees and expenses indicated are calculated based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of WHM Funds, which fluctuate over time. In addition, the Master Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The table and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Shares.

The example is based on the expenses set forth in the table above, including Acquired Fund Fees and Expenses, and should not be considered a representation of the Fund’s future expenses. Actual expenses of the Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table above; if the annual return were greater, the amount of fees and expenses would increase.

EXAMPLE

You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$71	$178	$291	$603

PERFORMANCE INFORMATION. The Fund is newly formed and therefore has no performance information. The Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices (including, but not limited to, the MSCI World Index and the Standard & Poor’s 500 Stock Index), other information prepared by recognized investment company statistical services and investments for which reliable performance information is available. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Standard & Poor’s 500 Stock Index with dividends reinvested is a market capitalization weighted index made up of the 500 U.S. companies with the largest market capitalizations. Indices are unmanaged and their returns do not include sales charges or fees. It is not possible to invest directly in the above referenced indices.

MANAGEMENT FEE. In consideration for the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Investment Manager a monthly management fee (the “Management Fee”) equal to 1/12th of 0.75% (0.75% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of each month-end. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. In the case of a partial month, the Management Fee will be based on the number of days during the month in which the Investment Manager invested Master Fund assets. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its Shareholders.

The Fund will not directly pay a management fee to the Investment Manager, however, the Fund bears an indirect share of the Management Fee of the Master Fund as a result of the Fund’s investment in the Master Fund. A discussion regarding the basis for the approval by the Board of Trustees of the Master Fund of the Investment Management Agreement for the Fund will be available in the Fund’s annual report for the period ending March 31, 2012.

FUND SERVICING FEE. Each of the Fund and the Master Fund intends to pay compensation to HCIM for fund services in accordance with a fund servicing agreement (in such capacity, the “Servicing Agent”). HCIM receives a monthly fund servicing fee (“Fund Servicing Fee”) equal to 1/12th of 0.50% (0.50% on an annualized basis) of the aggregate value of the Fund’s net assets as of the end of each month (prorated for shorter periods). HCIM receives a monthly Fund Servicing Fee from the Master Fund equal to 1/12th of 0.25% (0.25% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of the end of each month (pro-rated for shorter periods). The Fund Servicing Fees payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of shares in the Master Fund or Fund, as applicable, effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund or Fund that are credited to shareholders. The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fees in its sole discretion. The Servicing Agent may delegate some or all of its servicing responsibilities to one or more service providers. The Servicing Agent may delegate and any such service provider will provide customary services, including some or all of the following: (1) assisting the Fund in administering repurchases; (2) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Shareholder services; (3) as agreed from time to time with the Board in accordance with Rule 38a-1 under the 1940 Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (4) assisting the Fund in providing or procuring accounting services for the Fund and Shareholder capital accounts; (5) assisting in the administration of meetings of the Board and its committees and the Shareholders; (6) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Shareholders and the Fund; (7) assisting in arranging for, at the Fund’s expense, the preparation of all required tax returns; (8) assisting in the preparation of proxy statements to Shareholders, and the preparation of reports filed with regulatory authorities; (9) periodically reviewing the services performed by the Fund’s service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (10) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund’s custody, administration and escrow agreements; (11) providing information and assistance as requested in connection with the registration of the Fund’s Shares in accordance with state securities requirements; (12) providing assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund’s independent accountants; and (13) supervising other aspects of the Fund’s operations and providing other administrative services to the Fund. The services to be provided pursuant to the Master Fund’s servicing agreement are substantially similar.

ADMINISTRATION SERVICES. The Fund will pay [    ] (the “Administrator”) a monthly administration fee of up to [    ]% on an annualized basis of the net assets of the Fund (prior to reduction for any Management Fee) (the “Fund Administration Fee”). The Fund Administration Fee will be paid to the Administrator pro rata before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to Shareholders. The Fund will also reimburse the Administrator for certain out-of-pocket expenses and pay the Administrator a fee for transfer agency services.

CUSTODIAL SERVICES. [    ] (the “Custodian”) serves as the custodian of the Master Fund’s and Fund’s assets, and may maintain custody of those assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [    ].

FUND EXPENSES. The Fund will pay all of its own expenses other than those that the Investment Manager or an affiliate of the Investment Manager assumes. The expenses of the Fund will include, but will not be limited to, any fees and expenses in connection with the organization of the Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by the Fund; expenses incurred with respect to due diligence (including, without limitation, the fees and expenses of outside operational due diligence professionals); fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by the Fund); independent registered public accounting firm fees; fees and expenses in connection with repurchase offers and any repurchases of Shares; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing the Prospectus, the SAI (and any supplements or amendments thereto), reports, notices, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings; expenses of corporate data processing and related services (including software expenses); Shareholder recordkeeping and Shareholder account services, fees, and disbursements; fees and expenses of the Trustees that the Investment Manager does not employ; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund will also bear, as a direct or indirect investor in the Master Fund, its allocable portion of the fees and expenses of the Master Fund.

FUND SUMMARY

This is only a summary. This summary does not contain all of the information that investors should consider before investing in the Fund. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “Risk Factors.”

The Fund and the Shares	Hatteras Sector Select Fund (the “Fund”) is a closed-end, management investment company, organized as a Delaware statutory trust on July 26, 2011. The Fund invests substantially all of its assets in Hatteras Sector Select Institutional Fund, a Delaware statutory trust (the “Master Fund”), which is also registered under the 1940 Act. Hatteras Capital Investment Management, LLC, the investment manager of the Fund (the “Investment Manager”), provides day-to-day investment management services to the Master Fund. To achieve its investment objective, the Fund, though its investment of substantially all of its assets in the Master Fund, will provide its shareholders (each, a “Shareholder” and together, the “Shareholders”) with access to sector specific hedge fund strategies by investing its assets primarily in long/short equity hedge funds (“WHM Funds”) sponsored by Wellington Hedge Management, LLC or its affiliates (“Wellington”) and selected by the Investment Manager. See “Fund Structure” on page 4. The Master Fund and the Fund are non-diversified, which means that under the 1940 Act, they are not limited in the percentage of its assets that it may invest in any single issuer of securities. The Master Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), which generally requires that, at the end of each quarter: (1) at least 50% of the Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships. For purposes of meeting these diversification requirements, the Master Fund will be treated as owning its proportionate share of investments held by certain of the WHM Funds. However, the amount that the Fund can invest in WHM Funds that are organized outside the United States and are treated as corporations for U.S. tax purposes will be limited by the diversification requirements. The Fund will satisfy its diversification requirements by investing substantially all of its assets in the Master Fund. See “TAXES.”

Investment Objective and Strategies	The Master Fund has the same investment objective as the Fund, which is to provide long-term capital appreciation through a portfolio of long/short equity strategies. To achieve its objective, the Fund, through its investment in the Master Fund, will provide its Shareholders with access to actively-managed sector specific hedge fund strategies by the Master Fund investing its assets primarily in WHM Funds managed by Wellington. Through management of sector exposure and investment in the WHM Funds, and recognizing that short-term market fluctuations may cause variations in fund performance, the Master Fund aims to provide capital appreciation with risk adjusted performance in excess of global equities as defined by the MSCI World Index over a complete market cycle. Although it is not required to do so, the Master Fund will seek to allocate its assets among six or more WHM Funds, with an allocation among multiple sectors.

The Investment Manager	As Investment Manager, Hatteras Capital Investment Management, LLC provides day-to-day investment management services to the Master Fund. Its principal place of business is located at 8540 Colonnade Center Dr., Suite 401, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (816) 860-3138. The Investment Manager is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of June 30, 2011, approximately $2.00 billion of assets were under the management of the Investment Manager and its affiliates. For further information, see Part 2 of Form ADV of the Investment Manager, which is available on the SEC’s website and upon request to the Investment Manager at (888) 363-2324.

Management Fee	The Master Fund will pay the Investment Manager a monthly management fee (the “Management Fee”) equal to 1/12th of 0.75% (0.75% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of each month-end. The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of shares in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its shareholders, including the Fund. Although the Fund does not pay any direct investment management fee, the Fund bears, as a result of its investment in the Master Fund, its allocable portion of the Management Fee charged to the Master Fund.

Fees of WHM Funds	It is expected that the WHM Funds will charge the Master Fund asset-based fees (including an annual management fee typically of 1%) and performance-based fees or allocations (typically equal to 20% of an investor’s net profits). Such asset-based fees and performance-based compensation are in addition to the fees that are charged by the Investment Manager to the Master Fund and allocated to the Master Fund, and may be greater for some WHM Funds. Moreover, an investor in the Fund bears a proportionate share of the expenses of the Master Fund. For more information see “MULTIPLE LEVELS OF FEES AND EXPENSES.”

Investor Qualifications	Each prospective investor in the Fund will be required to certify that it is either (i) a natural person who is an “accredited investor” as defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Advisers Act. To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000, excluding the value of such natural person’s primary residence, or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year. A “qualified client” means an entity that has a net worth of more than $2,000,000, or that meets certain other qualification requirements. In addition, Shares are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” For more information see “INVESTOR QUALIFICATIONS.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP (as defined below)) will be required to qualify as Eligible Investors and to complete an additional investor application prior to the additional purchase.

The Offering	The minimum initial investment in the Fund by any investor is $50,000. However, the Fund, in its sole discretion, may accept investments below this minimum.

Shares will be offered in a single closing to occur on or around April 1, 2012 (the “Closing”). Shares may also be offered at times in addition to the Closing as may determined by the Board in its sole discretion. HCIM does not intend to recommend additional closings until at least April 1, 2013.

Once a prospective investor’s purchase order is received, a confirmation is sent to the investor. Potential investors should send subscription funds by wire transfer pursuant to instructions provided to them by the Fund.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund prior to the Closing and notified to prospective investors. Pending the Closing, funds received from prospective investors will be placed in an interest-bearing escrow account with [TRANSFER AGENT], the Fund’s transfer agent. On the date of the Closing, and any additional closing, if applicable, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Fund. The Fund reserves the right to reject, in its sole discretion, any request to purchase Shares in the Fund at any time. The Fund also reserves the right to suspend or terminate the Closing or any other offering of Shares at any time at the Board’s discretion.

Additional information regarding the subscription process is set forth under “Investor Qualifications.”

Investments in the Fund may be subject to a sales charge of up to 2.00% by Hatteras Capital Distributors, LLC (the “Distributor”). The Fund may waive the minimum investment amount for its professional staff (e.g., portfolio managers and traders) and others in its sole discretion. The full amount of the sales charges may be reallowed by the Distributor to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Fund Servicing Fee

The Fund intends to pay compensation to HCIM for fund services in accordance with a fund servicing agreement (in such capacity, the “Servicing Agent”). The Servicing Agent receives a monthly fund servicing fee (“Fund Servicing Fee”) equal to 1/12th of 0.50% (0.50% on an annualized basis) of the aggregate value of the Fund’s net assets as of the end of each month (prorated for shorter periods). The Servicing Agent receives a monthly Fund Servicing Fee equal to 1/12th of 0.25% (0.25% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of the end of each month (pro-rated for shorter periods). The Fund Servicing Fee payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of shares in the Master Fund or Fund, as applicable, effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund or Fund that are credited to shareholders. The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. For more information see “FUND SERVICING FEE.”

Shares in the Fund are only available to investors that are brokerage clients of Morgan Stanley Smith Barney LLC., as well as to Trustees, officers and employees of the Investment Manager and its affiliates.

Distribution Policy	Distributions will be paid at least annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor who requires regular dividend income.

Each Shareholder whose Shares are registered in its own name will be a participant under the Fund’s dividend reinvestment program (the “DRIP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares unless such Shareholder, at any time, specifically elects to receive income dividends and/or capital gains distributions in cash. The Fund reserves the right to cap the aggregate amount of any income dividends and/or capital gain distributions that are made in cash (rather than being reinvested) at a total amount of not less than 20% of the total amount distributed to Shareholders. In the event that Shareholders submit elections in aggregate to receive more than the cap amount of such a distribution in cash, any such cap amount will be pro rated among those electing Shareholders.

Closed-End Structure	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that beneficial owners of a closed-end fund do not have the right to redeem their shares on a daily basis.

Repurchase Offers	At the discretion of the Board and provided that it is in the best interests of the Fund and Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning one year after the Closing, with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year. In each repurchase offer, the Fund intends to offer to repurchase a percentage of its Shares at its NAV determined as of approximately March 31, June 30, September 30 and December 31, of each year beginning one year after the Closing, as applicable (each, a “Valuation Date”). Each repurchase offer ordinarily will be limited to the repurchase of approximately 20% of the Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by the Fund. See “TENDER OFFERS/ OFFERS TO REPURCHASE.”

Risk Factors	An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund, through its investment in the Master Fund, invests in WHM Funds that invest in and actively trade primarily equity securities, but may also invest in and actively trade other securities, commodities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Fund, including risks relating to the fund of funds structure of the Fund, risks relating to the master-feeder structure, risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares. Additional risks include:

• Industry Concentration Risk • Manager Risk

•    Non-Diversification Risk

•    Leverage

•    High Portfolio Turnover

•    Valuation of WHM Funds

•    Highly Volatile Markets

•    Counter-Party Risk

•    Credit Risk

•    Derivatives-Related Risk

•    Default Risk

•    Foreign and Emerging Markets Risk

•    Small Capitalization Stock Risk

•    Dilution

•    Non-qualification as a Regulated Investment Company

Accordingly, the Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment. Past results of the Investment Manager, its respective principals, Wellington or WHM Funds are not indicative of future results. See “RISK FACTORS.”

Summary of Taxation

The Fund and the Master Fund each expects to qualify as a regulated investment company for federal income tax purposes. As such, the Fund and the Master Fund will generally not be subject to federal corporate income tax, provided that they distribute out all of their income and gains each year.

The WHM Funds may be subject to taxes, including withholding taxes, attributable to investments of the WHM Funds. See “TAXES.”

USE OF PROCEEDS

Substantially all of the proceeds from the sale of Shares, net of the Fund’s fees and expenses, will be invested in the Master Fund by the Fund to pursue its investment program and objectives as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments.

DISTRIBUTION ARRANGEMENTS

General. Hatteras Capital Distributors, LLC (the “Distributor”), located at 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, acts as principal underwriter to the Fund on a best-efforts basis, subject to various conditions, pursuant to a distribution agreement (“Distribution Agreement”) between the Fund and the Distributor.

The Distributor is offering Shares in a single closing to occur on or around April 1, 2012 (the “Closing”). Shares may also be offered at times in addition to the Closing as may determined by the Board in its sole discretion. HCIM does not intend to recommend additional closings until at least April 1, 2013. Shares in the Fund are offered with a maximum sales charge of 2.00%. The Distributor is also responsible for selecting brokers and dealers in connection with the offering of Shares and for negotiating the terms of any such arrangements. The Distributor is an affiliate of the Investment Manager and it also serves as the Master Fund’s distributor.

Neither the Distributor nor any other party is obligated to buy from the Fund any of the Shares. There is no minimum aggregate amount of Shares required to be purchased in the Closing or any additional closings.

The Investment Manager, Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the sale of Shares and/or the servicing of Shareholders and/or the Fund. These payments will be made out of the Investment Manager’s, Distributor’s and/or their affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares of the Fund over other investment options. In particular, the Distributor, or its affiliates, will pay to Morgan Stanley Smith Barney LLC, or its affiliates, a fee equal to 1.00% of the net asset value of all Shares sold at the Closing.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Shares. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

Sales Charge. Investments in the Fund may be subject to a sales charge of up to 2.00% by the Distributor. The sales charge will be in addition to each Shareholder’s purchase amount, and will not constitute part of a Shareholder’s capital contribution to the Fund or part of the assets of the Fund. No sales charge is expected to be charged with respect to investments by the Investment Manager and its affiliates, and their respective directors, principals, officers and employees and others in the Investment Manager’s sole discretion. The full amount of the sales charges may be reallowed by the Distributor to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase Shares of the Fund.

Sales of Shares. The Fund currently intends to accept subscriptions of Shares on the Closing and may accept subscriptions of Shares at additional times as described above. The Fund may discontinue accepting subscriptions for Shares at any time. Any amounts received in connection with a subscription for Shares will be promptly placed in an escrow account with [TRANSFER AGENT], as the Fund’s transfer agent, prior to their investment in the Fund. Any interest earned on escrowed amounts will be credited to the Fund. All subscriptions for Shares are subject to the receipt of cleared funds prior to the applicable purchase date in the full offering price. Although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Shareholder may not become a Shareholder until cleared funds have been received, and the prospective Shareholder is not entitled to interest or performance returns until accepted as a Shareholder. The prospective Shareholder must also submit a completed investor application before the Closing. The Fund reserves the right to reject any offer to purchase Shares and the Investment Manager may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time.

Shares in the Fund are only available to investors that are brokerage clients of Morgan Stanley Smith Barney LLC, as well as to Trustees, officers and employees of the Investment Manager and its affiliates.

MANAGEMENT OF THE FUND

GENERAL. The Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company. The Fund was formed as a statutory trust organized under the laws of the State of Delaware on July 26, 2011. The Fund has no operating history.

THE BOARD OF TRUSTEES. The Fund is governed by a Board of Trustees (the “Board”), which is responsible for protecting the interests of the Shareholders under the 1940 Act. The Master Fund is governed by a Board of Trustees (the “Master Fund Board” and together with the Board, the “Boards”), which has the same composition as the Board. At least a majority of the members of each of the Boards are independent Trustees. The Board meets periodically throughout the year to oversee the Fund’s business, review its performance, and review the actions of the Investment Manager. “BOARDS OF TRUSTEES AND OFFICERS” in the SAI identifies the Trustees and officers of the Fund and the Master Fund and provides more information about them.

THE INVESTMENT MANAGER. The Investment Manager is responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment management agreement with the Master Fund (the “Investment Management Agreement”). The Investment Manager is controlled by David B. Perkins and Robert L. Worthington. The Investment Manager’s, along with its affiliated entities (collectively referred to as “Hatteras Funds”), mission is to provide unique alternative investment solutions for financial advisors and their clients. Hatteras Funds believes that all investors should have access to the same sophisticated investment approach and superior portfolio management talent as the largest institutions. A boutique alternative investment specialist founded in 2003, Hatteras Funds offers a suite of innovative products designed to solve specific portfolio needs.

As of June 30, 2011, the Investment Manager and its affiliates had assets under management of approximately $2.00 billion.

ABSENCE OF LIABILITY. Subject to any limitations imposed by the federal securities laws, the Investment Manager shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

MANAGEMENT TEAM. The following biographies are of the members of the investment committee of the Investment Manager (the “Investment Committee”), which is primarily responsible for selecting the WHM Funds on behalf of the Investment Manager and allocating the Master Fund’s assets among various sectors and the WHM Funds:

DAVID B. PERKINS, CAIASM

Founder and Chairman, Hatteras Funds

Mr. Perkins is responsible for creating and implementing the strategic vision of the firm. As Chairman, Mr. Perkins will offer executive input across many of the firm’s business functions, with emphasis on communication with the funds’ independent boards of directors/trustees and joint venture and sub-advisory partners. In addition to his executive responsibilities, Mr. Perkins serves as a member on the investment committees for several Hatteras funds. Prior to founding Hatteras, Mr. Perkins was a co-founder and Managing Partner of CapFinancial Partners, LLC, where his primary responsibilities included oversight and direction of the investment consulting process including strategic and tactical asset allocation and investment manager search and selection with a particular emphasis on alternative investment strategies. Mr. Perkins has more than two decades of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating, and leading client-focused businesses. Mr. Perkins received his Bachelor of Arts degree from the University of North Carolina at Charlotte and has also earned his designation as a Chartered Alternatives Investment Analyst (CAIA). Mr. Perkins has been a member of the Fund’s portfolio management team since its inception.

ROBERT L. WORTHINGTON, CFA

President, Hatteras Funds

Mr. Worthington is responsible for day-to-day management and oversight of Portfolio Management and Risk Management, including investment products, personnel, and joint venture partner relationships. Through his investment management experience, his strong relationships in the investment advisor community, and his understanding of alternative investment structuring, Mr. Worthington will also drive new product development and management. Additionally, Mr. Worthington serves as a member on the investment committee for several Hatteras funds. Prior to joining Hatteras, Mr. Worthington was a Managing Director at JPMorgan Asset Management in the Firm’s Institutional Advisory business. Mr. Worthington joined JPMorgan Asset Management in 2004 after its purchase of Undiscovered Managers, LLC, where he had been President since 2001 and a Managing Director for the three years prior. From 1993-1998, Mr. Worthington was a Principal and Senior Vice President of the Burridge Group, LLC. From 1983 -1993, Mr. Worthington held various corporate finance positions with Mellon Bank, Nikko Securities, Bankers Trust and Westpac Banking. He received his Master of Business Administration with a concentration in finance from the University of Pittsburgh and his Bachelor of Arts degree in economics and political science from the University of Wisconsin. Mr. Worthington has also earned his designation as a Chartered Financial Analyst (CFA). Mr. Worthington has been a member of the Fund’s portfolio management team since its inception.

JOSHUA E. PARROTT, CAIASM

Director of Public Investments, Hatteras Funds

Mr. Parrott’s primary responsibilities include portfolio management and oversight of public investments, hedge fund due diligence and working closely with investment advisory relationships. Prior to joining Hatteras, Mr. Parrott was employed at Dialectic Capital in New York, where he assisted in portfolio analysis and the launch of a long/short equity hedge fund. Prior to Dialectic, Mr. Parrott was employed by Morgan Stanley and Bear Stearns as a Financial Advisor for high net worth individuals. Mr. Parrott received his Bachelor of Science degree from the University of Vermont and attended international schools in Zimbabwe and Kenya. Mr. Parrott has also earned his designation as a Chartered Alternative Investment Analyst (CAIA). Mr. Parrott has been a member of the Fund’s portfolio management team since its inception.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership Shares, see the SAI.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

THE FUNDS’ INVESTMENT OBJECTIVE. The Master Fund has the same investment objective as the Fund, which is to provide long-term capital appreciation through a portfolio of long/short equity strategies. To achieve its objective, the Fund will provide its Shareholders, through its investment of substantially all of its assets in the Master Fund, with access to actively-managed sector specific hedge fund strategies by investing its assets primarily in WHM Funds managed by Wellington. Through management of sector exposure and investment in the WHM Funds, and recognizing that short-term market fluctuations may cause variations in Master Fund performance, the Master Fund aims to provide capital appreciation with risk adjusted performance in excess of global equities as defined by the MSCI World Index over a complete market cycle.

Generally, the Master Fund intends to invest in diverse sectors by investing in multiple WHM Funds. Although it is not required to do so, the Master Fund will seek to allocate its assets among six or more WHM Funds, with an allocation among multiple sectors. The Master Fund has no legal obligation to invest exclusively in WHM Funds. Although the Investment Manager does not anticipate doing so, the Master Fund may invest in securities (through direct investments and indirect investments such as through derivative transactions including but not limited to swaps and options) and pooled investment vehicles managed by advisers other than Wellington. The Master Fund may also invest in cash, cash equivalents and short-term investments.

ALLOCATION. The Investment Manager pursues the Fund’s and the Master Fund’s objective by investing the Master Fund’s assets in various sectors of the global equity markets primarily through investing in WHM Funds. The Investment Manager is responsible for determining the amount of assets to be allocated to each sector and corresponding WHM Fund(s) and for reallocating assets among sectors and WHM Funds. Generally, the Investment Manager intends to approve WHM Funds that primarily invest in equity strategies. Although it is not required to do so, the Fund will seek to allocate its assets among six or more WHM Funds, with an allocation among multiple sectors at any one time. The Investment Manager plans to limit the Master Fund’s exposure to any one WHM Fund to 20% of the net assets of the Master Fund. It is expected that at least 90% of the Master Fund’s net assets will be invested in WHM Funds with assets of at least $100 million and a performance track record of at least three years, as measured from the time of the Fund’s investment. The Investment Manager will rebalance the allocation of the Master Fund’s net assets among sectors and WHM Funds as necessary, but it is expected that such rebalancing will occur at least annually.

WHM Funds primarily pursue a long/short equity strategy, but may also invest in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments (including, without limitation, common and preferred stock, warrants, options, convertible stock and restricted securities), currencies, commodities, real estate, financial futures, fixed income, debt-related instruments (including corporate debt instruments), high yield bank loans, as well as securities and other financial instruments issued or guaranteed by the U.S. government or a federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality. The WHM Funds may also invest in reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments. The WHM Funds may also use leverage (including margin borrowing) and other derivative instruments, securities, and aggressive investment strategies.

The Fund expects to achieve the benefits of the Master Fund’s broad allocation of its assets among a carefully selected group of WHM Funds across sectors. The Investment Manager expects that by investing in various sectors through multiple WHM Funds, the Master Fund may significantly reduce the volatility inherent in a more concentrated portfolio that is invested in fewer sectors.

ACCESS. The WHM Funds are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such WHM Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such WHM Funds. These WHM Funds will generally have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Wellington, the types of trading strategies employed, and the amount of leverage they may use.

An investment in the Fund enables investors to gain indirect access, through the Master Fund’s investments, to WHM Funds. WHM Funds typically are not available to the general investing public, may be closed from time to time to new investors or may otherwise place stringent restrictions on the number and types of persons whose money they will manage. An investment in the Fund also enables investors to invest in a cross-section of hedge fund investment strategies and sectors offered in WHM Funds without incurring the high minimum investment requirements that such WHM Funds typically would impose on investors.

CAPITAL ALLOCATION DECISIONS. The Master Fund expects to allocate its assets broadly among sectors, and corresponding WHM Funds, and to have target ranges for the allocation of capital among such sectors. However, the allocation sector ranges provide the latitude for the Investment Manager to allocate more or less capital to a particular sector, and WHM Fund(s) within that sector, depending on the Investment Manager’s belief about the opportunities for attractive risk-adjusted returns afforded by that sector, and corresponding WHM Fund(s), over a given investment time horizon. In making such sector allocation decisions, the Investment Manager will consider national and international economic and geopolitical conditions, the risks incident to the sector, and corresponding WHM Fund(s), and the return opportunities for such sector, and corresponding WHM Fund(s), (among other considerations) and gauge these factors versus the relative opportunities with other sectors and the need for a broad portfolio to reduce risk (as measured by volatility).

The Fund’s investment objective is non-fundamental and may be changed by the Board without the approval of the Shareholders. Except as otherwise stated in this Prospectus or the Agreement and Declaration of Trust of the Fund, the investment policies, sector allocation ranges, strategies and restrictions of the Fund are not fundamental and may be changed by the Board without the approval of the Shareholders. The Fund’s principal investment policies and strategies are discussed below.

INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by providing its Shareholders with access to actively-managed sector specific hedge fund strategies by investing substantially all of its assets in the Master Fund, which in turn will invest its assets primarily in WHM Funds managed by Wellington.

The WHM Funds generally, but not uniformly, seek long-term capital appreciation by investing in a portfolio of equity and equity-related securities in a specific sector. The Fund anticipates that WHM Funds may, at times, have significant exposure to non-equity securities and foreign securities, including those in emerging markets. To achieve an appropriately broad range of investments, the Investment Manager will generally invest in WHM Funds that focus on particular sectors. The initial allocation among investment sectors (and WHM Funds) is generally intended to include:

•	Energy/ Natural Resources

WHM Funds investing in the Energy/ Natural Resources sector (“WHM Energy Funds”) will generally invest primarily in equity and equity-related securities of domestic and foreign companies in the energy and related sectors. The types of companies included within this sector will include companies in a diverse range of energy industry subsectors, including but not limited to: exploration and production, service and equipment manufacturing sectors, technology, pipelines and storage, and power generation and transmission.

•	Financials

WHM Funds investing in the Financials sector (“WHM Financial Funds”) will generally invest primarily in equity and equity-related securities of companies in the global financial services and related sectors. WHM Financial Funds are expected to invest in securities issued by domestic and foreign institutions such as banks, insurance companies, securities brokers, asset management companies, commercial and consumer finance companies, thrift institutions and building societies, real estate and related sectors, homebuilders, commodity owners and producers and companies providing services to such companies. The financial services sector generally is undergoing rapid change.

•	Health Care

WHM Funds investing in the Health Care sector (“WHM Health Care Funds”) will generally invest primarily in equity and equity-related securities of domestic and foreign companies in the health care and related sectors. Such companies include, but are not limited to, pharmaceutical and biotechnology companies, medical products and health services companies.

•	Real Estate

WHM Funds investing in the Real Estate sector (“WHM Real Estate Funds”) will generally invest primarily in equity and equity-related securities of domestic and foreign companies in the real estate and related sectors. The Fund expects WHM Real Estate Funds to invest in the securities of companies that are involved in all facets of commercial and/or residential real estate, including those that invest in existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, and raw land, which may be held for development or for the purpose of appreciation. WHM Real Estate Funds may also invest in equity and debt securities of real estate investment trusts (“REITs”). WHM Funds are expected to invest in debt and hybrid debt securities, including conventional mortgage loans, participating mortgage loans, collateralized mortgage obligations and other mortgage-backed securities.

•	Technology

WHM Funds investing in the Technology sector (“WHM Technology Funds”) will generally invest primarily in the equity and equity-related securities of domestic and foreign companies in the technology and related sectors. Technology companies in which the WHM Technology Funds are expected to invest include, but are not limited to, companies that develop, produce or distribute products or services in the computer, semiconductor, electronics, communications, or other Technology subsectors.

In addition, WHM Funds may invest in other natural resources, such as timberlands, basic metals (e.g., iron, coal, uranium, aluminum, and copper), precious metals (e.g. gold, silver, platinum and palladium) and other basic commodities.

•	Multi-Sector

WHM Funds investing in multiple sectors (“WHM Multi-Sector Funds”) will generally invest in equity and equity-related securities across multiple sectors, market capitalizations, and geographic regions. The Fund expects WHM Multi-Sector Funds also to invest across a range of investment strategies. WHM Multi-Sector Funds will generally tend to be more opportunistic in targeting specific investment strategies during different market environments.

OVERVIEW OF INVESTMENT PROCESS

The Investment Manager provides day-to-day investment management services to the Master Fund. The Investment Committee oversees the implementation of the investment process including asset allocation, WHM Fund selection, portfolio construction and risk management and monitoring of investments, each of which is discussed in more detail below.

ASSET ALLOCATION

The Investment Manager constructs and creates a portfolio with the objectives of providing long-term capital appreciation and to achieve returns with risk-adjusted performance in excess of global equities as defined by the MSCI World Index. The Investment Manager will seek to accomplish this objective principally by investing in WHM Funds, which operate within various hedge fund sectors, including but not limited to: finance, health care, technology, energy/ natural resources, multi-sector and real estate. The Investment Manager may allocate assets within each sector both to domestic and foreign WHM Funds. In addition, the Investment Manager, to the extent permitted by law, may invest in WHM Funds through a foreign subsidiary taxed as a corporation under the taxation laws of the United States.

The Investment Manager anticipates that the Master Fund will typically allocate its assets among six or more WHM Funds, with an allocation among multiple sectors at any one time. The Investment Manager plans to limit the Master Fund’s exposure, and therefore the Fund’s exposure, to any one WHM Fund to 20% of the net assets of the Master Fund and commit at least 90% of the Master Fund’s net assets to WHM Funds with assets of at least $100 million and a performance track record of at least three years, as measured from the time of the Master Fund’s investment. The Investment Manager will rebalance the allocation of the Master Fund’s net assets among sectors and WHM Funds as necessary, but it is expected that such rebalancing will occur at least annually.

ALLOCATION AMONG SECTORS. The initial allocation among sectors is generally intended to be as follows during normal market conditions:

	Range
Sector	Min.	Target	Max.
Energy/ Natural Resources	10%	15%	20%
Financials	10%	15%	20%
Healthcare	10%	15%	20%
Real Estate	10%	15%	20%
Technology	10%	15%	20%
Multi-Sector	15%	25%	35%

INVESTMENT MANAGER’S RIGHT TO ALTER SECTOR RANGES. The Investment Manager may, in its discretion, change or modify the sectors and ranges of the sectors from time to time.

WHM FUND RESEARCH AND DUE DILLIGENCE

GENERAL. It is the responsibility of the Investment Manager to research and identify WHM Funds, to satisfy itself as to the suitability of the terms and conditions of the WHM Funds and to allocate or reallocate the Master Fund’s assets among sectors and WHM Funds within the sectors. The Investment Manager allocates the Master Fund’s assets among sectors and WHM Funds using the diverse knowledge and experiences of the Investment Committee members to assess the capabilities of the WHM Funds and to determine an appropriate mix of investment strategies and sectors given the prevailing economic and investment environment. The WHM Funds with which the Master Fund invests may pursue various investment strategies and are subject to special risks. See “RISK FACTORS — GENERAL RISKS” and “RISK FACTORS — INVESTMENT-RELATED RISKS.”

PROCESS OF PORTFOLIO CONSTRUCTION. The Investment Manager generally intends to utilize five rules based criteria to structure the portfolio.

1.	Equity focused hedge funds. There is a range of available strategies and funds but this fund’s available pool of investments is first defined by an equity orientation. The Investment Committee will actively monitor all available equity funds on the WHM platform and select amongst those which are equity focused.

2.	Once the Investment Manager creates a universe of equity based hedge funds the Fund will allocate generally to six or more funds to reflect a desired level of exposure to individual WHM managers and diversification between different sectors. Potential WHM managers and funds will be evaluated on the basis of certain qualitative and quantitative criteria. Qualitative considerations may include, among other things, organizational profile, assets under management, quality and experience of key investment personnel, depth and continuity of the investment team, ability to implement strategies, and a consideration of various risk control philosophies employed by the various investment personnel managing the WHM Funds. Quantitative considerations may include, among other things, an analysis of each WHM Fund’s sector profile, return, risk (as measured by the volatility of a prospective WHM Fund’s returns), drawdowns (any period during which a prospective WHM Fund’s value is below its previous highest value; that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective WHM Fund’s return and the return of other WHM Funds or certain markets) on both an individual basis and relative to its associated hedge fund strategy.

3.	In conjunction with establishing a fund roster the team will create target weightings. These will be reviewed annually with moderate rebalancing during the year. The Investment Manager intends to monitor the overall level of assets managed, the estimated capacity of each WHM Fund, fund management changes and the adherence to the strategy and risk/return goals set forth when the investment was made. The Investment Committee will regularly monitor the returns of each WHM Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular WHM Fund or sector, as applicable. If any WHM Fund’s returns fall outside qualitative or quantitative criteria and preferences established by the Investment Committee, the Investment Committee will carry out a formal review of the WHM Fund to determine if a reallocation of the Fund’s assets is necessary. In addition, the Investment Committee will also seek to add WHM Funds that provide certain types of exposure or risk-return tendencies that complement the entire investment portfolio of the Fund or other WHM Funds within that particular sector.

4.	The Fund has a maximum 20% exposure limit on any one fund at any given time.

5.	90% of assets at time of allocation will be with funds that are 3 years or older and have greater than $100 million in AUM. The majority of the Fund’s assets will be invested in existing WHM funds but will also give itself the flexibility to allocate to smaller or new funds on the WHM platform if the fund provides unique risk/return benefits or diversification potential.

RISK MANAGEMENT AND MONITORING

As noted above, unregistered WHM Funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and, in some cases, the extent to which leverage is used. The WHM Funds selected by the Master Fund have full discretion, without the Master Fund’s input, to purchase and sell securities and other investments consistent with the relevant investment advisory agreements, limited partnership agreements or other governing documents of the WHM Funds. The WHM Funds are generally not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S., large capitalization or small capitalization, or the investment discipline that they may employ, such as value or growth. These WHM Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques for both hedging and non-hedging purposes, although the Master Fund intends to invest principally in WHM Funds that primarily use a long/short equity investment strategy. The WHM Funds may invest and trade in all manner of assets and financial instruments. The WHM Funds may also sell securities short, purchase and sell option and futures contracts and enter into other derivatives, subject to certain limitations described elsewhere in this Prospectus. The use of one or more of these techniques may be an integral part of the investment program of a WHM Fund and involves certain risks. The WHM Funds may use leverage, which also entails risk. See “RISK FACTORS-INVESTMENT-RELATED RISKS.”

The risks of individual WHM Funds and the portfolio of the Master Fund, and therefore the Fund, in the aggregate is monitored by the Investment Manager. The primary goal of this process with respect to individual WHM Funds is to determine the degree to which the WHM Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Master Fund’s assets among those WHM Funds. The operation and performance of a WHM Fund is monitored by the Investment Manager as frequently as it believes is appropriate in light of the strategy followed by the WHM Fund and prevailing market conditions. With respect to aggregate portfolio monitoring, the Investment Manager will endeavor to monitor, to the best of its ability, the Master Fund’s aggregate exposures to various alternative investment strategies, various sectors and to various aggregate risks.

ABOUT WELLINGTON HEDGE MANAGEMENT

Wellington Hedge Management, LLC (“WHM”) is a Massachusetts limited liability company which is ultimately wholly-owned by Wellington Management Company, LLP (“Wellington Management”). WHM sponsors a number of long/short equity and fixed income hedge funds, formed as Delaware limited partnerships and as Bermuda or Cayman-based investment companies. Wellington Management is the investment manager or sub-adviser to the hedge funds. As of July 1, 2011, WHM managed $13 billion in sponsored and sub-advised hedge fund assets.

Wellington Management is an independent investment adviser which managed $676 billion in client assets as of June 30, 2011. Tracing its origins to 1928, Wellington Management’s exclusive focus is the management of client portfolios for retirement plans, endowments and foundations, public funds, mutual fund sponsors, insurance companies, governments and supranationals, and private investment funds worldwide. Wellington Management is a private partnership with 120 partners, all active in the business, and 509 investment professionals. The firm is based in Boston, Massachusetts, and also has offices in Chicago, Radnor (PA), San Francisco, Beijing, Frankfurt, Hong Kong, London, Singapore, Sydney, and Tokyo.

PRIOR PERFORMANCE INFORMATION

The Master Fund will primarily invest its assets in six or more WHM Funds, operating within the various sectors of the global equity markets and in the stated allocation ranges listed above. The tables below show the simulated returns for the Master Fund compared with the MSCI World Index and S&P 500 Index for the periods shown. Except as set forth below, the simulated returns assumes a 15% allocation to WHM Health Care Funds, WHM Financial Funds, WHM Technology Funds, WHM Real Estate Funds, WHM Energy Funds, and a 25% allocation to WHM Multi-Sector Funds, rebalanced annually and assumes no cash flows. The WHM Real Estate Funds are included in the portfolio starting January 2004, therefore only the remaining five strategies were included, with rescaled weights, prior to this date. The returns of the MSCI World Index and S&P 500 Index assume all dividends and distributions have been reinvested.

Net returns for this model are based on the net return of each underlying WHM Fund (calculated as described below). Performance displayed is the time-weighted return of the total portfolio including all “new issues.” Net returns are net of all Fund fees and expenses and net of the WHM Funds’ incentive allocation to date; actual net performance cannot be known until final computation each year. Net returns are calculated based on historical, monthly total fund gross returns, which reflect the cumulative gain/loss of each WHM Fund’s individual investors for that month. Net returns also take into account that each WHM Fund’s incentive allocation is subject to a high water mark and therefore may not reflect the impact of the full incentive allocation for certain time periods. The performance experienced by each actual investor may vary significantly based on the timing of investments, the effect of any incentive allocation (and related high water mark) and, with respect to the WHM Energy Funds, participation in certain investments represented by side pockets. Past performance is no indication of future returns. All returns are unaudited.

Annualized Returns as of June 30, 2011

	1 Yr	3 Yrs	5 Yrs	10 Yrs
Simulated Returns for Hatteras Sector Select Fund	13.7%	2.5%	5.1%	7.6%
S&P	30.7%	3.3%	2.9%	2.7%
MSCI World Index	31.2%	1.0%	2.9%	4.5%

This information is designed to demonstrate the historical track record of WHM Funds allocated pursuant to the Fund’s investment strategy. It does not indicate how any WHM Fund or the Fund has performed or will perform in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund’s holdings and the Fund’s expenses. The simulated performance does not represent actual trading results and may not reflect the impact that material economic and market factors might have had on the Investment Manager’s decision making if it were actually managing investor’s money. Securities of the WHM Funds held by the Master Fund will not be identical to the securities of the WHM Funds reflected in the simulated returns of the Fund for the periods shown above. Accordingly, future performance of the Fund will differ from the simulated performance.

CONFLICTS OF INTEREST

The Investment Manager and its respective affiliates provide investment advisory and other services to clients other than the Master Fund and the Fund. Wellington and its respective affiliates provide investment management and other services to clients other than the WHM Funds. In addition, investment professionals associated with the Investment Manager may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Manager and its affiliates, “Other Accounts”). As a result of the foregoing, the Investment Manager will be engaged in substantial activities other than on behalf of the Fund and the Master Fund, and they may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, among the Fund, the Master Fund and Other Accounts.

However, it is the policy of the Investment Manager that investment decisions for the Master Fund be made based on a consideration of its investment objective and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Fund and the Master Fund. See

“CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER” and “CONFLICTS OF INTEREST RELATING TO WELLINGTON” in the SAI for more information.

RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that the Master Fund’s strategy of investing in the WHM Funds will be successful. An Investment In The Fund Involves Substantial Risks, Including The Risk That The Entire Amount Invested May Be Lost. The Fund, through its investment in the Master Fund, invests in WHM Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Fund, including risks relating to the fund of funds structure of the Master Fund, risks relating to the master-feeder structure of the Fund and the Master Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of the Shares.

GENERAL RISKS

NO OPERATING HISTORY. The Fund and the Master Fund were organized on July 26, 2011 and have not commenced operations. Therefore, the Fund and the Master Fund have no operating history. Personnel of the Investment Manager have experience in managing investment funds that invest in unregistered investment companies or separate accounts whose investment advisers are hedge fund managers. In addition, the Investment Manager serves as investment manager for other registered closed-end investment companies and pooled investment vehicles, including those not registered with the SEC. Nonetheless, the Fund and the Master Fund may not succeed in meeting their objective, and each Fund’s NAV may decrease.

LACK OF OPERATING HISTORY OF WHM FUNDS. Although the Investment Manager intends to invest at least 90% of the Fund’s net assets in WHM Funds that have at least $100 million in assets and have a performance track record of three years, certain WHM Funds may be newly formed entities that have limited operating histories. In such cases, the Investment Manager may evaluate the past investment performance of similar WHM Funds, similar Wellington investment strategies or of the WHM Fund’s investment personnel. However, this past investment performance may not be indicative of the future results of an investment in a WHM Fund. Although the Investment Manager, its affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Funds’ investment programs should be evaluated on the basis that there can be no assurance that the Investment Manager’s assessments of WHM Funds, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Funds may not achieve their investment objective and each Fund’s NAV may decrease.

MASTER/FEEDER STRUCTURE. The Master Fund may accept investments from other investors (including, potentially, other feeder funds), in addition to the Fund. Because each of the Fund and the Master Fund, as well as any other feeder fund, can set its own transaction minimums, feeder-specific expenses, and other conditions, one fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than the Fund over the operations of the Master Fund. If other feeder funds tender for a significant portion of their interests in a repurchase offer, the assets of the Master Fund will decrease. This could cause the Fund’s expense ratio to increase to the extent contributions to the Master Fund do not offset the cash outflows.

NON-DIVERSIFIED STATUS. Each of the Funds is “non-diversified” under the 1940 Act. That means that the Funds are not subject to limitations under the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer, market segment or WHM Fund. The Fund’s and the Master Fund’s NAV may therefore experience greater volatility than that of an investment company that is subject to such limitations. This policy gives the Master Fund more flexibility to invest in the obligations of a single borrower or issuer than if it were a “diversified” fund. The Master Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Code, which generally requires that, at the end of each quarter: (1) at least 50% of the Master Fund’s total assets are invested in (i) cash and cash items (including receivables), Federal Government securities and securities of other regulated investment companies; and (ii) securities of separate issuers, each of which amounts to no more than 5% of the Master Fund’s total assets (and no more than 10% of the issuer’s outstanding voting shares), and (2) no more than 25% of the Master Fund’s total assets are invested in (i) securities (other than Federal Government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities (other than the securities of other regulated investment companies) of two or more issuers which the taxpayer controls and which are engaged in the same or similar trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships. For purposes of meeting these diversification requirements, the Master Fund will be treated as owning its proportionate share of investments held by the WHM Funds. However, the amount that the Master Fund can invest in WHM Funds that are organized outside the United States and are treated as corporations for U.S. tax purposes will be` limited by the diversification requirements. The Fund will satisfy these diversification requirements by investing substantially all of its assets in the Master Fund.

INDUSTRY CONCENTRATION RISK. WHM Funds generally are not subject to industry concentration restrictions on their investments and, in most cases, each WHM Fund may invest 25% or more of the value of its total assets in a single industry or group of related industries. Although the Master Fund does not believe it is likely to occur given the nature of its investment program, it is possible that, at any given time, the assets of WHM Funds in which the Master Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of the Master Fund’s, and therefore the Fund’s, total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through investments the Master Fund makes in the WHM Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. WHM Funds are not generally required to provide current information regarding their investments to their investors (including the Master Fund). Thus, the Master Fund, the Fund and the Investment Manager may not be able to determine at any given time whether or the extent to which WHM Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

REPURCHASE OFFERS; LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS. Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. The Fund will offer to purchase only a small portion of its Shares (generally each quarter), and there is no guarantee that Shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer. In extreme cases, the Fund may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of the Fund’s interests in the Master Fund due to the Master Fund’s holding of illiquid investments. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

If a repurchase offer is oversubscribed, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. The potential for proration may cause some Shareholders to tender more Shares for repurchase than they wish to have repurchased.

The Fund’s assets consist primarily of its interest in the Master Fund. Accordingly, the Fund will be required to liquidate some of its shares in the Master Fund in order to fund repurchases. The Fund expects to distribute cash to the Shareholders for Shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Shares. WHM Funds may be permitted to redeem their interests in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its shares in the Master Fund, the Master Fund may liquidate certain holdings in WHM Funds. The WHM Funds may pay the Master Fund’s redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Master Fund would seek to dispose of these securities in a manner that is in the best interests of the Master Fund. The Master Fund does not intend to make in-kind distributions to the Shareholders.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Master Fund and cause its expense ratio to increase.

Payment for repurchased Shares may require the Master Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise want, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover, subject to such policies as may be established by the Board in an attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates, subject to the Fund’s offer to repurchase sent to Shareholders. However, although the amount payable to the Shareholder will be based on the value of the Master Fund’s assets as of the repurchase date, the value of Shares that are tendered by Shareholders generally will not be determined until a date approximately one month later. Thus, a Shareholder will not know its repurchase price until after it has irrevocably tendered its Shares.

MANAGER RISK. The success of the Fund is expected to be significantly dependent upon the ability of Wellington to implement investment strategies that achieve the investment objectives of the WHM Funds in which the Master Fund invests. All decisions with respect to the investments of the WHM Funds are made exclusively by Wellington. There is a risk that Wellington will not generate the returns commensurate with WHM Funds’ peer groups because of factors or circumstances that affect the WHM Funds’ performance specifically that are not caused by market conditions within Wellington’s investment strategies generally.

BORROWING, USE OF LEVERAGE. The Master Fund may leverage its investments with WHM Funds by “borrowing.” In addition, the strategies implemented by the WHM Funds typically are leveraged. Through the WHM Funds’ use of leverage (including margin borrowing and securities borrowing), a WHM Fund’s gross exposure (i.e., long exposure plus absolute short exposure) may exceed 100% of its assets and may at times exceed 200% of its assets. Additional notional exposure may be obtained by WHM Funds through derivatives and may be substantial at times. The use of leverage increases both risk and profit potential. The Investment Manager may cause the Master Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, or (iii) a combination of these methods. The Master Fund expects that under normal business conditions it will utilize a combination of the leverage methods described above. The Master Fund and the Fund are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Master Fund’s or Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the WHM Funds and, therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain WHM Funds.

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes could occur that may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which WHM Funds may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the WHM Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the WHM Funds or the Funds in order to seek to obtain higher returns.

NON-QUALIFICATION AS A REGULATED INVESTMENT COMPANY. If for any taxable year the Fund or the Master Fund were to fail to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions. To qualify as a regulated investment company, the Fund must meet three numerical requirements each year regarding (i) the diversification of the assets they hold, (ii) the income they earn, and (iii) the amount of taxable income that they distribute to shareholders.

Certain additional tax risks associated with investments in the Fund are discussed in “TAXES” in this Prospectus and in “Certain Income Tax Considerations” in the SAI.

SPECIAL RISKS OF THIS FUND’S STRUCTURE

NO REGISTRATION. WHM Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Master Fund, and therefore the Fund, will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in WHM Funds. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the WHM Funds. Unlike registered investment companies such as the Master Fund and the Fund, WHM Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Manager to monitor whether holdings of the WHM Funds cause the Master Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from Wellington regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. WHM Funds may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Master Fund.

MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases investor access to the WHM Funds may be limited or unavailable, an investor who meets the conditions imposed by a WHM Fund may be able to invest directly with the WHM Fund. By investing in WHM Funds indirectly through the Fund and the Master Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in the Fund bear a proportionate share of the fees and expenses of the Fund and the Master

Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the WHM Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a WHM Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Most of the WHM Funds are subject to a performance-based fee or allocation, irrespective of the performance of other WHM Funds and the Fund generally. Accordingly, Wellington may receive performance-based compensation from a positive performing WHM Fund, and thus indirectly from the Fund and its Shareholders, even if the Fund’s overall performance is negative. Generally, management fees payable to Wellington are approximately 1% (annualized) of the average NAV of the Fund’s investment in a WHM Fund. In addition, Wellington will be entitled to a performance-based fee of generally 20% of an investor’s, including the Fund’s, net profits in a WHM Fund. It is possible that such management fees and performance-based fees may be exceeded for certain WHM Funds. The performance-based compensation received by Wellington also may create an incentive for Wellington to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by Wellington in the WHM Fund without independent oversight.

WHM FUNDS INVEST INDEPENDENTLY. The WHM Funds generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the WHM Funds do, in fact, hold such positions, the Master Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time, various WHM Funds selected by the Investment Manager may be competing with each other for the same positions in one or more markets. In any such situations, the Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF WHM FUNDS. Since the Master Fund may make additional investments in or affect withdrawals from a WHM Fund only at certain times pursuant to limitations set forth in the governing documents of the WHM Fund, the Master Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Shares. The redemption or withdrawal provisions regarding the WHM Funds vary from WHM Fund to WHM Fund. Therefore, the Master Fund may not be able to withdraw its investment in a WHM Fund promptly after it has made a decision to do so.

WHM Funds may be permitted to redeem their interests in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest in a WHM Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Manager would seek to dispose of these securities in a manner that is in the best interests of the Fund and does not intend to distribute securities to Shareholders.

Limitations on the Master Fund’s ability to withdraw its assets from WHM Funds may, as a result, limit the Fund’s ability to repurchase Shares. For example, many WHM Funds may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Shares will be withdrawals from WHM Funds, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit the Fund’s ability to tender its Shares for repurchase.

VALUATION OF WHM FUNDS. The valuation of the Master Fund’s investments in WHM Funds is ordinarily determined based upon valuations calculated by the Administrator, based on information provided by the WHM Funds or their respective WHM Fund administrator. Although the Investment Manager reviews the valuation procedures used by Wellington and will have periodic meetings with Wellington personnel to discuss the WHM Funds, including their valuation, neither the Investment Manager nor the Administrator can confirm or review the accuracy of valuations provided by the WHM Funds or their administrators. The WHM Funds may face a conflict of interest in valuing such securities since their values will affect Wellington’s compensation.

If the valuations are consistently delayed or inaccurate as to a specific WHM Fund, the Investment Manager generally will consider whether that WHM Fund continues to be an appropriate investment for the Master Fund. The Master Fund may be unable to sell interests in such a WHM Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the WHM Funds’ valuations, and the Investment Manager may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to the Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of WHM Funds are completed. Promoting transparency and receiving necessary information from WHM Funds may possibly be an impediment to monitoring the performance WHM Funds on a regular basis.

HIGH PORTFOLIO TURNOVER. The Master Fund’s activities involve investment in WHM Funds, which may invest on the basis of short-term market considerations. The turnover rate within the WHM Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions, and fees. The Master Fund will have no control over this turnover. It is anticipated that the Master Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Master Fund from a WHM Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment.

INDEMNIFICATION OF WHM FUNDS. WHM Funds have broad indemnification rights and limitations on liability. The Master Fund may also agree to indemnify certain of the WHM Funds and Wellington from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the WHM Funds.

INVESTMENTS IN NON-VOTING SECURITIES. In order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Master Fund intends to own less than 5% of the voting securities of each WHM Fund. This limitation on owning voting securities is intended to ensure that a WHM Fund is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the WHM Funds, both by the Master Fund and other clients of the Investment Manager. To limit its voting interest in certain WHM Funds, the Master Fund may enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in a WHM Fund. Other accounts managed by the Investment Manager may also waive their voting rights in a particular WHM Fund (for example, to facilitate investment in small WHM Funds determined to be attractive by the Investment Manager). The Investment Manager will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Master Fund and its other clients in the particular WHM Fund. No rights would be waived or contractually limited for a WHM Fund that does not provide an ongoing ability for follow-on investment or withdrawal rights, such as a WHM Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Master Fund and other clients of the Investment Manager to invest in certain WHM Funds. However, to the extent the Master Fund contractually forgoes the right to vote the securities of a WHM Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the WHM Fund, including matters adverse to the Master Fund’s and the Fund’s interests.

Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one WHM Fund in accordance with applicable regulatory requirements, as may be determined by the Master Fund in consultation with counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of a WHM Fund. In these circumstances, transactions between the Master Fund and a WHM Fund may, among other things, potentially be subject to the prohibitions relating to affiliates of Section 17 of the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

CONTROL OVER WELLINGTON. The Master Fund will invest in WHM Funds that it believes will generally, and in the aggregate, be managed in a manner consistent with the Fund’s investment objective and strategy. The Investment Manager has no control over Wellington, thus there can be no assurances that Wellington will manage the WHM Funds in a manner consistent with the Fund’s investment objective.

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Master Fund in the WHM Funds and, thus, the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS. Price movements of forwards, futures and other derivative contracts in which a WHM Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. WHM Funds are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

ETFs. ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem shares of an ETF held by a WHM Fund, the WHM Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of such WHM Funds therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

RISKS OF SECURITIES ACTIVITIES OF WHM FUNDS. The WHM Funds will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. See “RISKS OF SECURITIES ACTIVITIES OF WHM FUNDS” and “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” in this Prospectus and the SAI, respectively, for further information.

COUNTERPARTY CREDIT RISK. Many of the markets in which the WHM Funds effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent a WHM Fund invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a WHM Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the WHM Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a WHM Fund has concentrated its transactions with a single or small group of counterparties. WHM Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Manager, with the intent to diversify, intends to attempt to monitor counterparty credit exposure of WHM Funds. The ability of WHM Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

INVESTMENT SECTOR-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks of the long/short equity investment strategy employed by the WHM Funds.

The WHM Funds’ long/short equity strategy primarily involves investments in equity instruments. The value of equity securities depends on business, economic and other factors affecting its issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

The WHM Funds’ long/short equity strategy involves short sales. A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. There can be no assurance that any techniques employed by WHM Funds will be successful or that the techniques employed by WHM Funds will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Energy/ Natural Resources Sector. WHM Energy Funds will invest in securities of energy and natural resources companies, which means that their performances will be susceptible to the economic, business or other developments that affect those industries. For example, the value of such investments may be impacted by energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, and global events including instability in the Middle East or war. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and such investments may be more volatile than other types of investments. At times, the performance of these companies may lag the performance of the broader stock market. In addition, securities issued by private partnerships investing in energy or natural resources and owned by WHM Energy Funds may be more illiquid than securities issued by investments of other WHM Funds generally, because the partnerships’ underlying energy and natural resources investments may tend to be less liquid than other types of investments.

Financials Sector. Financial, business and economic factors, including market conditions, interest rates, economic, regulatory and financial developments are likely to have a substantial impact on WHM Financial Funds’ holdings. The financial services sector is subject to extensive government regulation, which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change. Financial, business and economic factors, including market conditions, interest rates, economic, regulatory and financial developments are likely to have a substantial impact on WHM Financial Funds’ holdings.

Health Care Sector. Many health care-related companies are smaller and less seasoned than companies in other sectors and may be strongly affected by scientific or technological developments. Additionally, many health care-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws, which may impact the returns of WHM Health Care Funds. Changes in governmental policies or laws and scientific or technological developments are likely to have a substantial impact on WHM Health Care Funds’ holdings.

Real Estate Sector. WHM Real Estate Funds invest primarily in securities of companies in the real estate industry. Therefore, the Fund’s investment in WHM Real Estate Funds is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. The main risk of investing in real estate, equity securities issued by real estate companies and in REITs is that the value of such investments might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. Other risks include: extended vacancies of properties, increased competition or overbuilding, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. REITs prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

WHM Real Estate Funds may invest in mortgage-backed securities. Investing in mortgage-backed securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. Mortgage-backed securities may have significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if a WHM Real Estate Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a WHM Real Estate Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that a WHM Real Estate Fund invests in mortgage-backed securities, it may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

Technology Sector. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology sector, and a WHM Technology Fund’s concentration in technology company securities, may subject it to more volatile price movements than a more diversified securities portfolio. In addition, many technology companies are likely to allocate significant amounts to research and development, which may also cause the securities of such companies to experience volatile price movements.

RISKS OF SECURITIES ACTIVITIES OF WHM FUNDS

All securities investing and trading activities involve the risk of loss of capital. While the Investment Manager will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The WHM Funds in which the Master Fund invests primarily pursue a long/short equity strategy, but may also invest in a wide range of instruments and markets. In addition to the risks generally described in this Prospectus and the SAI, the following discussion sets forth some of the more significant risks associated with the long/short equity style of investing and other investing strategies which may be utilized by one or more WHM Funds:

EQUITY SECURITIES

WHM Fund portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. WHM Funds also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS,” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

BONDS AND OTHER FIXED INCOME SECURITIES

WHM Funds may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. WHM Funds may invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

DERIVATIVES

WHM Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit WHM Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Special risks may apply to instruments that are invested in by WHM Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by WHM Funds. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a WHM Fund’s, and therefore the Master Fund’s and the Fund’s, performance.

If a WHM Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the WHM Fund’s return or result in a loss. A WHM Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the WHM Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

NON-U.S. INVESTMENTS

It is expected that WHM Funds will invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Master Fund and the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Master Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

FOREIGN CURRENCY TRANSACTIONS

WHM Funds may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in the WHM Fund. WHM Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a WHM Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A WHM Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the WHM Fund has contracted to receive in the exchange. A WHM Fund’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

A WHM Fund may enter into forward contracts for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when a WHM Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the WHM Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of the WHM Fund, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when Wellington anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, WHM Funds are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

SMALL CAPITALIZATION ISSUERS

WHM Funds may invest in smaller capitalization companies, including micro cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

DISTRESSED SECURITIES

Certain of the companies in whose securities the WHM Funds may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to a WHM Fund of the security in respect to which such distribution was made.

In certain transactions, a WHM Fund may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

PURCHASING INITIAL PUBLIC OFFERINGS

WHM Funds may purchase securities of companies in initial public offerings (“IPOs”) or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some IPOs may make it more difficult for a WHM Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income. Further, when a WHM Fund’s asset base is small, a significant portion of a WHM Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the WHM Fund.

ILLIQUID PORTFOLIO INVESTMENTS

WHM Funds may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a WHM Fund may not be able to sell them when Wellington desires to do so or to realize what Wellington perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over the counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

The Fund’s investments in the Master Fund are themselves illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdrawal its investment in the Master Fund. See “TENDER OFFERS/OFFERS TO REPURCHASE,” below.

PAYMENT IN KIND FOR REPURCHASED SHARES

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions from the Master Fund consisting of securities of WHM Funds or securities from such WHM Funds that are transferable to the Shareholders. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

SECURITIES BELIEVED TO BE UNDERVALUED OR INCORRECTLY VALUED

Securities that Wellington believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame Wellington anticipates. As a result, a WHM Fund in which the Fund invests may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to a WHM Fund’s investment in any instrument and some obligations and preferred stock in which a WHM Fund invests may be less than investment grade.

ACTIVIST TRADING STRATEGY

The success of the Master Fund’s investments in WHM Funds that pursue an activist trading strategy may require, among other things: (i) that Wellington properly identify companies whose securities prices can be improved through corporate and/or strategic action; (ii) that the WHM Funds acquire sufficient securities of such companies at a sufficiently attractive price; (iii) that the WHM Funds avoid triggering anti-takeover and regulatory obstacles while acquiring their positions; (iv) that management of companies and other security holders respond positively to Wellington’s proposals; and (v) that the market price of a company’s securities increases in response to any actions taken by companies. There can be no assurance that any of the foregoing will succeed.

Successful execution of an activist strategy will depend on the cooperation of security holders and others with an interest in the company. Some security holders may have interests which diverge significantly from those of the WHM Funds and some of those parties may be indifferent to the proposed changes. Moreover, securities that Wellington believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame Wellington anticipates, even if the WHM Fund’s strategy is successfully implemented. Even if the prices for a company’s securities have increased, there is no assurance that the WHM Fund will be able to realize any increase in the price of such securities.

MAJOR STOCK MARKET CORRECTION

A major stock market correction may result in the widening of arbitrage spreads generally and in the termination of some merger and acquisition (“M&A”) transactions. In the event of such a correction, to the extent the portfolios contain stock-for-stock transactions, short positions held by the Fund (through the WHM Funds) in acquiring companies are anticipated to provide a significant but not complete offset to the potential losses on long positions held by the Fund (through the WHM Funds) in target companies. A major stock market correction may also adversely affect the number and frequency of publicly announced M&A transactions available for investment by the Fund (through the WHM Funds).

INTEREST RATE RISK

The WHM Funds, and therefore the Fund, are subject to the risks of changes in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of convertible securities owned by the WHM Funds. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. Moreover, the value of many fixed income securities depends on the shape of the yield curve, not just on a single interest rate. Thus, for example, a callable cash flow, the coupons of which depend on a short rate such as three-month LIBOR, may shorten (i.e., be called away) if the long rate decreases. In this way, such securities are exposed to the difference between long rates and short rates. The WHM Funds may also invest in floating rate securities. The value of these investments is closely tied to the absolute levels of such rates, or the market’s perception of anticipated changes in those rates. This introduces additional risk factors related to the movements in specific interest rates that may be difficult or impossible to hedge, and that also interact in a complex fashion with prepayment risks.

CONTINGENT LIABILITIES

The Master Fund may from time to time incur contingent liabilities in connection with an investment made through a WHM Fund. For example, the Master Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Master Fund, and indirectly the Fund, might be obligated to fund a portion of the amounts due.

GENERAL CREDIT RISKS

The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Investment Manager cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Investment Manager cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. The Fund will not have the right to proceed directly against obligors on bank loans, high yield securities and other fixed income securities held in a WHM Fund (“Reference Securities”).

CREDIT DEFAULT SWAPS

The WHM Funds may enter into credit default swaps. Under these instruments, a WHM Fund will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”). The WHM Funds will have no direct rights or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation. The WHM Funds will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the credit default swap counterparty, the WHM Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation. Consequently, the WHM Fund will be subject to the credit risk of the counterparty and in the event the WHM Fund will be selling credit default swaps, the WHM Fund will also be subject to the credit risk of the Reference Obligor. As a result, concentrations of credit default swaps in any one counterparty expose the WHM Fund to risk with respect to defaults by such counterparty.

BANK DEBT TRANSACTIONS

Bank debt will be included as Reference Securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the holder of the interest affecting the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of certain of the Reference Securities.

In addition to the special risks generally associated with investments in bank loans described above, the Fund’s investments (through the WHM Funds) in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The Fund’s investments (through the WHM Funds) in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

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LIMITS OF RISK DISCLOSURES. The above discussions of the various risks, and the related discussion of risks in the SAI, that are associated with the Fund and the Master Fund, the Shares and the WHM Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

INVESTOR QUALIFICATIONS

Each prospective investor in the Fund will be required to certify that it is a U.S. person for federal income tax purposes and that it is either (i) a natural person who is an “accredited investor” as defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Advisers Act. To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000, excluding the value of such natural person’s primary residence, or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year. A “qualified client” means an entity that has a net worth of more than $2,000,000, or that meets certain other qualification requirements. The qualifications required to invest in the Fund will appear in an investor application that must be completed by each prospective investor. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the DRIP) will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase. For determining eligibility, the Fund will “look through” the Feeder Fund to determine that each of the Feeder Fund’s investors is an Eligible Investor.

TENDER OFFERS/OFFERS TO REPURCHASE

A substantial portion of the Master Fund’s and the Fund’s investments are illiquid. For this reason, the Fund is structured as a closed-end fund, which means that the Shareholders will not have the right to redeem their Shares on a daily basis. In addition, the Fund does not expect any trading market to develop for the Shares. As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares.

At the discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so, the Fund intends to provide a limited degree of liquidity to the Shareholders by conducting repurchase offers generally quarterly beginning one year after the Closing, with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year.

The Board will consider the following factors, among others, in making its determination for the Fund to make each repurchase offer:

•	the recommendation of the Investment Manager;

•	whether any Shareholders have requested to tender Shares or portions thereof to the Fund;

•	the liquidity of the Fund’s assets (including fees and costs associated with withdrawing from investments);

•	the investment plans and working capital requirements of the Fund;

•	the relative economies of scale with respect to the size of the Fund;

•	the history of the Fund in repurchasing Shares or portions thereof;

•	the availability of information as to the value of the Fund’s assets; and

•	the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs.

Each repurchase offer ordinarily will be limited to the repurchase of approximately 20% of the Fund’s Shares but the Board will set an amount based on relevant factors, including the liquidity of the Master Fund’s positions and the Shareholder’s desire for liquidity. The Board will set an amount based on relevant factors, including the liquidity of the Fund’s positions and the Shareholder’s desire for liquidity.

Shares will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”). Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by the Fund. Shareholders who tender may not have all of the tendered Shares repurchased by the Fund. If over-subscriptions occur, the Fund may elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In such an event, the Fund may repurchase only a pro rata portion of the amount tendered by each Shareholder.

The decision to offer to repurchase Shares is in the complete and absolute discretion of the Board, which may, under certain circumstances, elect not to offer to repurchase Shares. In certain circumstances, the Board may require a Shareholder to tender its Shares.

A Shareholder who tenders for repurchase only a portion of his Shares in the Fund will be required to maintain a minimum account balance of $50,000. If a Shareholder tenders a portion of his Shares and the repurchase of that portion would cause the Shareholder’s account balance to fall below this required minimum (except as a result of pro ration), the Fund reserves the right to reduce the portion of the Shares to be purchased from the Shareholder so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the Board in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Master Fund’s investments in WHM Funds and the fact that the Fund will have to effect withdrawals from the Master Fund to pay for shares being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Shares, Shares will be valued as of the applicable Valuation Date. The Fund will generally pay the value of the Shares repurchased (or as discussed below, 95% of such value if all Shares owned by a Shareholder are repurchased) within approximately 90 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected. Shares may be repurchased prior to WHM Fund audits. To mitigate any effects of this, if all Shares owned by a Shareholder are repurchased, the Shareholder will receive an initial payment equal to 95% of the estimated value of the Shares (after adjusting for fees, expenses, reserves or other allocations or repurchase charges) within approximately 90 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of the Fund’s annual audit.

Under these procedures, Shareholders will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of the Shares as of the Valuation Date. The Shareholder may inquire of the Fund, at the telephone number indicated within this Prospectus, as to the value of the Shares last determined. In addition, there will be a substantial period of time between the date as of which the Shareholders must tender the Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Shareholders whose Shares are accepted for repurchase may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Any promissory notes will be held by the Administrator and can be provided upon request by calling [ADMINISTRATOR] at [PHONE #]. Payments for repurchased Shares may be delayed under circumstances where the Master Fund has determined to redeem its interest in WHM Funds to make such payments, but has experienced delays in receiving payments from the WHM Funds.

Repurchase of Shares by the Fund are subject to certain regulatory requirements imposed by SEC rules. Notwithstanding the foregoing, the Fund may postpone payment of the repurchase price and may suspend repurchases during any period or at any time when an to the extent permissible under the 1940 Act.

In accordance with the terms and conditions of the Agreement and Declaration of Trust, the Fund may cause a mandatory repurchase of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) its Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Investment Manager to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholders may be harmful or injurious to the business or reputation of the Fund or the Investment Manager, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory repurchase of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of a Share must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Master Fund Board, the Investment Manager and each other Shareholder, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

ANTI-MONEY LAUNDERING

If the Fund, the Investment Manager or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, Investment Manager or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CREDIT FACILITY

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Manager (each, a “Financial Institution”) as chosen by the Investment Manager and approved by the Board. The Fund may borrow under a credit facility for a number of reasons, including without limitation, to pay fees and expenses, to make annual income distributions and to satisfy certain Repurchase Offers in a timely manner to ensure liquidity for the investors. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

CALCULATION OF NET ASSET VALUE

GENERAL

The Fund and the Master Fund calculate their respective NAV as of the close of business on the last day of each month and at such other times as the Boards may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board. Shareholders will receive the estimated NAV of the Fund, free of charge upon request.

The Investment Manager oversees the valuation of the Master Fund’s investments, including its interests in the WHM Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Board and the Master Fund Board approved for purposes of determining the fair value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in the WHM Funds. In accordance with the Valuation Procedures, fair value as of each month-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each WHM Fund in accordance with the WHM Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in a WHM Fund will represent the amount that the Master Fund could reasonably expect to receive from the WHM Fund if the Master Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that the WHM Fund does not report a month-end value to the Master Fund on a timely basis, the Master Fund will determine the fair value of such WHM Fund based on the most recent final or estimated value reported by the WHM Fund, as well as any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Master Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Master Fund assets and the receipt of valuation information from the WHM Fund.

Prior to the Master Fund investing in any WHM Fund, the Investment Manager will conduct a due diligence review of the valuation methodologies utilized by the WHM Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Manager reasonably believes to be consistent, in all material respects, with those used by the Master Fund in valuing its own investments. Although the procedures approved by the Board and the Master Fund Board provide that the Investment Manager will review the valuations provided by Wellington (with respect to the WHM Funds), none of the Board, the Master Fund Board or the Investment Manager will be able to confirm independently the accuracy of valuations provided by the WHM Funds, which may be unaudited.

The Master Fund’s Valuation Procedures require the Investment Manager to take reasonable steps in light of all relevant circumstances to value the Master Fund’s portfolio. The Investment Manager will consider such information, and may conclude in certain circumstances that the information provided by the WHM Funds does not represent the fair value of the Master Fund’s interests in the WHM Funds. Although redemptions of interests in WHM Funds are subject to advance notice requirements, WHM Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the WHM Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the WHM Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board and the Master Fund Board, the Investment Manager will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the WHM Funds at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular WHM Fund. In other cases, as when a WHM Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in a WHM Fund’s interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV of the WHM Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Master Fund Board.

The valuations reported by the WHM Funds, upon which the Master Fund calculates its month-end NAV and the NAV of each Master Fund share, including the Fund’s Master Fund shares, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from WHM Funds may be revised and fiscal year-end NAV calculations of the WHM Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the funds received by Shareholders who had their Shares in the Fund repurchased at a NAV calculated prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the WHM Funds or revisions to the NAV of a WHM Fund adversely affect the Master Fund’s NAV, and therefore the Fund’s NAV, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The Valuation Procedures provide that, where deemed appropriate by the Investment Manager and consistent with the 1940 Act, investments in WHM Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Master Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Master Fund’s investment will be revalued in a manner that the Investment Manager, in accordance with the Valuation Procedures, determines in good faith best reflects approximate market value. The Master Fund Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Manager are fair to the Master Fund and consistent with applicable regulatory guidelines.

To the extent the Master Fund invests in securities or other instruments that are not investments in WHM Funds, the Master Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Manager will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Manager believes that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Manager, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Boards to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Investment Manager and/or the Board, in consultation with the Administrator, will reevaluate each Fund’s fair value methodology to determine, what, if any, adjustments should be made to the methodology.

Although the Valuation Procedures approved by the Boards and the Funds provide that the Investment Manager will review the valuations provided by the Administrator (via the WHM Funds or their administrators), neither the Investment Manager nor the Administrator will be able to confirm independently the accuracy of any valuations provided thereby.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Board and/or the Investment Manager (in reliance on the WHM Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in a WHM Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Investment Manager, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of the WHM Funds’ or their administrators’ valuations, and may, if so instructed by the Investment Manager, in its sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

As noted above, the Fund and the Master Fund calculate their respective NAVs as of the close of business on the last day of each month. However, there may be circumstances where it may not be practicable to determine an NAV, such as during any period when the principal stock exchanges for securities in which WHM Funds have invested their assets are closed other than for weekends and customary holidays (or when trading on such exchanges is restricted or suspended). In such circumstances, the Board (after consultation with the Investment Manager) may suspend the calculation of NAV. The Fund will not accept subscriptions for Shares if the calculation of NAV is suspended, and the suspension may require the termination of a pending repurchase offer by the Fund (or the postponement of the Valuation Date for a repurchase offer). Notwithstanding a suspension of the calculation of NAV, the Fund will be required to determine the value of its assets and report NAV in its semi-annual and annual reports to Shareholders, and in its reports on Form N-Q filed with the SEC after the end of the first and third quarters of the Fund’s fiscal year. The Fund will resume calculation of NAV after the Board (in consultation with the Investment Manager) determines that conditions no longer require suspension of the calculation of NAV.

TAXES

This summary was written to support the marketing of Shares in the Fund. It is not intended to be used, and cannot be used, for the purpose of avoiding penalties that may be imposed by any taxing authority with respect to an investment in the Fund. You are therefore urged to seek advice based on your particular circumstances from an independent tax advisor.

The following is a summary of certain income tax considerations that may be relevant to an investor in the Fund. The discussions of the federal tax consequences in this Prospectus and the SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to Shareholders who are individual United States citizens or residents. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS. Each of the Fund and the Master Fund intends to qualify as a regulated investment company for federal tax purposes, and to distribute to their shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on the Fund’s distributions to you, regardless of whether they are paid in cash or reinvested in Fund shares. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of the Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your Shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is currently 15%. However, currently a sunset provision provides that the 15% long-term capital gain rate will increase to 20% for taxable years beginning after December 31, 2012. Every year, the Fund will send you information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. If less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends (which is the Fund’s expectation), then distributions paid by the Fund to individual Shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned Shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). This lower rate for “qualifying dividends” is also currently scheduled to expire after 2012. For taxable years beginning after December 31, 2012, “qualifying dividends” will be taxed at ordinary income rates.

To the extent that the Master Fund invests a portion of its assets directly or through WHM Funds in entities that qualify as REITs for U.S. federal income tax purposes or foreign corporations that are not “qualified” foreign corporations, distributions attributable to the dividends from those entities will generally not constitute “qualifying dividends” for purposes of the 15% rate. Accordingly, investors in the Master Fund, including the Fund and its Shareholders, should anticipate that all or a portion of the dividends they receive may be taxable at the higher rates generally applicable to ordinary income.

A portion of distributions paid by the Master Fund and the Fund to their shareholders, including Shareholders in the case of the Fund, who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

Distributions from the Fund will generally be taxable to you in the year in which they are paid, with one exception. Dividends and distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

You should note that if you buy Shares of the Fund shortly before it makes a distribution, the distribution will be fully taxable to you even though, as an economic matter, it simply represents a return of a portion of your investment. This adverse tax result is known as “buying into a dividend.”

FOREIGN TAXES. The Master Fund, directly or through its investment in WHM Funds, may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. It is expected that the Master Fund, and also the Fund as an investor in the Master Fund, will not be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. Instead, the Master Fund and the Fund will be entitled to deduct such taxes in computing the amounts it is required to distribute.

SALES AND EXCHANGES. The sale, exchange, or repurchase of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so-called “wash sale” rules to the extent the shares disposed of are replaced with other shares the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and repurchases of, shares held in an IRA or other tax-qualified plan will not be currently taxable unless shares are acquired with borrowed funds.

BACKUP WITHHOLDING. The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 28% (the rate for taxable years beginning after December 31, 2012 will be determined at a later date) of the dividends and repurchase proceeds paid to any Shareholder (i) who had provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Fund, when required to do so, that he or she is not subject to backup withholding or that he or she is an “exempt recipient.” The amount of any backup withholding from a payment to a Shareholder will be allowed as a credit against the Shareholder’s U.S. federal income tax liability.

STATE AND LOCAL TAXES. You may also be subject to state and local taxes on income and gain attributable to your ownership of Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest earned by the Fund on U.S. government securities. You should consult your tax advisor regarding the tax status of distributions in your state and locality.

CONSULT YOUR TAX PROFESSIONAL. Your investment in the Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Fund. More tax information relating to the Fund is also provided in the SAI. This short summary is not intended as a substitute for careful tax planning.

ERISA AND CODE CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, certain individual retirement accounts (“IRAs”), certain Keogh plans, or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of section 4975 of the Code (“Code Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered “plan assets” of the ERISA Plans or Code Plans (collectively, “Plans”) investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. The Investment Manager will not be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Investment Manager or Wellington or one or more of the WHM Funds in which the Fund invests, or with other entities that are affiliated with the Investment Manager or Wellington. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

HATTERAS SECTOR SELECT INSTITUTIONAL FUND

c/o Hatteras Capital Investment Management, LLC

8540 Colonnade Center Drive

Suite 401

Raleigh, NC 27615

888.363.2324

Investment Manager	Fund Counsel
Hatteras Capital Investment Management, LLC	Drinker Biddle & Reath LLP
8540 Colonnade Center Drive	One Logan Square, Suite 2000
Suite 401	Philadelphia, PA 19103
Raleigh, NC 27615

Principal Underwriter	[Transfer Agent /] Administrator
Hatteras Capital Distributors, LLC	[ ]
8540 Colonnade Center Drive	[ ]
Suite 401	[ ]
Raleigh, NC 27615

Custodian Bank	Independent Registered Public Accounting Firm
[ ]	[ ]
[ ]
[ ]

THE INFORMATION IN THE STATEMENT OF ADDITIONAL INFORMATION IS NOT

COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES

UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND

EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL

INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT

SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE

OFFER OR SALE IS NOT PERMITTED.

HATTERAS SECTOR SELECT FUND

c/o Hatteras Capital Investment Management, LLC

8540 Colonnade Center Dr., Suite 401

Raleigh, NC 27615

Telephone (888) 363-2324

STATEMENT OF ADDITIONAL INFORMATION

[    ], 2011

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND SHOULD BE READ WITH THE PROSPECTUS (“PROSPECTUS”) DATED [    ], 2011. CAPITALIZED TERMS USED HEREIN BUT NOT OTHERWISE DEFINED SHALL HAVE THE SAME MEANING AS IN THE PROSPECTUS. A COPY OF THE PROSPECTUS MAY BE OBTAINED BY CONTACTING THE FUND AT THE TELEPHONE NUMBER OR ADDRESS SET FORTH ABOVE. THE SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

i

ii

GENERAL

The Hatteras Sector Select Fund (the “Fund”) is a closed-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the “Declaration of Trust”) dated July 26, 2011, as the same may be amended from time to time.

Each share of beneficial interest (“Share”) of the Fund held entitles the shareholder (each a “Shareholder” and together, the “Shareholders”) of record to one vote. As a Delaware statutory trust, the Fund is not required, and does not intend, to hold annual meetings of Shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without Shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, any Trustee may be removed, with or without cause, (i) at any time by written instrument, signed by a majority of the Trustees prior to such removal, specifying the date when such removal shall become effective or (ii) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), at a special meeting of the Shareholders for the purpose of removing one or more Trustees, called by the Trustees upon the written request of Shareholders owning at least 10 percent (10%) of the outstanding Shares entitled to vote. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

PURCHASE TERMS

Shares are being offered only to qualified investors that meet all requirements to invest in the Fund. Each prospective investor in the Fund will be required to certify that it is either (i) a natural person who is an “accredited investor” as defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a non-natural person that is a “qualified client” as defined in Rule 205-3 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). To qualify as an “accredited investor,” a natural person must generally have (i) an individual or joint net worth with that person’s spouse of $1,000,000, excluding such natural person’s residence, or (ii) an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and a reasonable expectation of reaching the same income level in the current year. A “qualified client” means an entity that has a net worth of more than $2,000,000, or that meets certain other qualification requirements. Investors who meet such qualifications are referred to in this SAI as “Eligible Investors.” Existing Shareholders who request to purchase additional Shares (other than in connection with the Fund’s dividend reinvestment program) will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase.

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The minimum initial investment in the Fund by an investor is $50,000. However, the Fund, in its sole discretion, may accept investments below these minimums.

Before an investor may invest in the Fund, the investor must certify that it is an Eligible Investor, that it meets other requirements for investment, and that the investor will not transfer its Shares without the prior consent of the Fund.

INVESTMENT POLICIES AND PRACTICES

The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

FUNDAMENTAL POLICIES

The Fund and Hatteras Sector Select Institutional Fund (the “Master Fund” and together with the Fund, the “Funds”) have substantially the same fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund’s and the Master Fund’s stated fundamental policies are listed below. Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action. As defined in the 1940 Act, the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the Shares (by value) present at such meeting, if the holders of more than 50% of the Shares (by value) of the Fund are present or represented by proxy; or (b) of more than 50% of the Shares (by value), whichever is less.

Except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance provided by the Securities and Exchange Commission (the “SEC”) or its staff, each of the Fund and the Master Fund may not:

•	Issue senior securities or borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC;

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities;

•	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements except as permitted under the 1940 Act;

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Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of any one issuer or of two or more issuers which the Fund or the Master Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses;

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•	Invest 25% or more of the value of its total assets in private investment funds that, in the aggregate, have investment programs that focus on investing in any single industry;

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Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it; and

•	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts.

No other policy, including the investment objectives of the Fund or the Master Fund, is a fundamental policy of such Fund. The Board of Trustees of the Fund (the “Board”) may modify the Fund’s borrowing policies subject to applicable law, including any required Shareholder approval.

Under the 1940 Act, the Fund and the Master Fund are not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Fund does not expect to issue debt or preferred shares.

Neither the Fund nor the Master Fund can issue “senior securities,” except as permitted by the 1940 Act. Nevertheless, the Master Fund may engage in certain investment activities for which assets of the Fund or the Master Fund may be designated as segregated, or for which margin, collateral or escrow arrangements may be established, to cover certain obligations of the Fund or the Master Fund. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

With respect to these investment restrictions and other policies described in this SAI (except the Fund’s and the Master Fund’s policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of the WHM Funds in which the assets of the Fund are invested through the Master Fund, but will apply to investments made by the Master Fund directly (or any account consisting solely of the Fund’s assets).

The Fund’s and the Master Fund’s investment objectives are not fundamental and may be changed by the approval of the Fund’s applicable Board of Trustees without the approval of the Fund’s or the Master Fund’s shareholders.

C ERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Prospectus, to pursue its objective, the Fund invests substantially all of its assets in the Master Fund. Hatteras Capital Investment Management, LLC (“HCIM”), the

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investment manager of the Master Fund (in such capacity, the “Investment Manager”), provides day-to-day investment management services to the Master Fund. The Fund’s and the Master Fund’s investment objective is to provide long-term capital appreciation through a portfolio of long/short equity strategies. To achieve this objective, the Master Fund will provide its Shareholders, including the Fund, with access to actively-managed multi-sector hedge fund strategies by investing its assets primarily in long/short sector-based equity hedge funds (“WHM Funds”) sponsored by Wellington Hedge Management, LLC or its affiliates (“Wellington”) and selected by the Investment Manager. Through management of sector exposure and investment in the WHM Funds, and recognizing that short-term market fluctuations may cause variations in Fund performance, the Master Fund aims to provide capital appreciation with risk adjusted performance in excess of global equities as defined by the MSCI World Index over a complete market cycle. Additional information regarding the types of securities and financial instruments in which WHM Funds may invest, and certain of the investment techniques that may be used by WHM Funds, is set forth below. Detailed information on the investment strategies in which the WHM Funds invest is set forth in the Prospectus under the section titled “INVESTMENT OBJECTIVE AND STRATEGIES – INVESTMENT STRATEGIES.”

EQUITY SECURITIES

The investment portfolios of WHM Funds will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

WHM Funds may generally invest in equity securities without restriction. These investments may include securities of companies with small- to medium-sized market capitalizations, including micro cap companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

FIXED-INCOME SECURITIES

WHM Funds may invest in fixed-income securities. A WHM Fund may invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market

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perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

WHM Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by Wellington to be of comparable quality.

A WHM Fund’s investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

WHM Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which WHM Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under “RISKS OF SECURITIES ACTIVITIES OF WHM FUNDS – NON-U.S. INVESTMENTS.”

As a general matter, WHM Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a WHM Fund may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the WHM Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the WHM Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the WHM Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the WHM Fund to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the WHM Fund’s existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the WHM Fund’s non-U.S. securities holdings and the forward contracts entered into

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with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a WHM Fund’s investment objective, such as when Wellington anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the WHM Fund’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

The Master Fund and WHM Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Investment Manager or Wellington deems appropriate under the circumstances. The Master Fund or WHM Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements under which the Master Fund or a WHM Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Master Fund or WHM Fund, as applicable, at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Master Fund or WHM Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Master Fund or WHM Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Master Fund has adopted specific policies designed to minimize certain of the risks of loss from the Master Fund’s use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

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Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a WHM Fund. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a WHM Fund’s investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

WHM Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques WHM Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that WHM Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a WHM Fund may suffer losses as a result of its hedging activities.

OPTIONS AND FUTURES

The WHM Funds may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a WHM Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a WHM Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by WHM Funds may include options on baskets of specific securities.

The WHM Funds may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a WHM Fund owns the underlying security. The sale of such an option exposes a WHM Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a WHM Fund’s books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the WHM Funds need not be covered.

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A WHM Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The WHM Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, Wellington would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although Wellington could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by WHM Funds could cause the Fund and the Master Fund each to be a “commodity pool operator,” which would require the Fund and the Master Fund to comply with certain rules of the CFTC. To the extent derivatives are employed by the Master Fund, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act, as amended (“CEA”). The Fund and the Master Fund have filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, neither the Fund nor the Master Fund are subject to registration or regulation as “commodity pool operators” under the CEA.

WHM Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a WHM Fund to substantial losses.

Successful use of futures also is subject to Wellington’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

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Some or all of the WHM Funds may purchase and sell stock index futures contracts. A stock index future obligates a WHM Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the WHM Funds may purchase and sell interest rate futures contracts. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the WHM Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDEXES

Some or all of the WHM Funds may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a WHM Fund of options on stock indexes will be subject to Wellington’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS

The WHM Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be

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adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a WHM Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a WHM Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a WHM Fund’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

LENDING PORTFOLIO SECURITIES

A WHM Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The WHM Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the WHM Fund an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. A WHM Fund generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The WHM Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the WHM Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

To reduce the risk of changes in securities prices and interest rates, a WHM Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the WHM Fund enters into the commitment, but the WHM Fund does not make payment until it receives delivery from the counterparty. After a WHM Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.

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Securities so purchased may expose a WHM Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a WHM Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a WHM Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a WHM Fund on a forward basis will not honor its purchase obligation. In such cases, the WHM Fund may incur a loss.

THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES, AND TECHNIQUES.

Except as otherwise indicated, the Fund and the Master Fund may each change their respective investment objectives and any of their respective policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s and the Master Fund’s investment objective is not a fundamental policy and it may be changed by the respective Board without shareholder approval.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The WHM Funds may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a WHM Fund’s investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the WHM Funds may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

DERIVATIVES

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by WHM Funds in the future that cannot be determined at this time or until such instruments are developed or invested in by WHM Funds. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

CALL AND PUT OPTIONS

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the

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underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

HEDGING TRANSACTIONS

WHM Funds may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the WHM Funds to hedge against a change or event at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While a WHM Fund may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the WHM Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the WHM Funds may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the WHM Funds from achieving the intended hedge or expose the Fund to additional risk of loss.

LEVERAGE

In addition to the use of leverage by the WHM Funds in their respective trading strategies, the Investment Manager may leverage the Master Fund’s allocations to the WHM Funds through (i) borrowings, (ii) swap agreements, options or other derivative instruments or (iii) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Investment Manager determines to be creditworthy.

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The Master Fund, through its leveraged investments in the WHM Funds and through each WHM Fund’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Master Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the WHM Funds employ can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase the Master Fund’s, and therefore the Fund’s, profits or losses as compared to its net assets. The WHM Funds’ anticipated use of short-term margin borrowings results in certain additional risks to the Master Fund and the Fund. For example, should the securities that are pledged to brokers to secure a WHM Fund’s margin decline in value, or should brokers from which a WHM Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then that WHM Fund could be subject to a “margin call,” pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of a WHM Fund, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

SHORT SELLING

The WHM Funds may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

WHM Funds may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that a WHM Fund has the right to obtain). When a WHM Fund enters into a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. WHM Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

DEPENDENCE ON THE INVESTMENT MANAGER AND WELLINGTON. The Master Fund invests its assets primarily in a number of WHM Funds selected by the Investment Manager. The members of the Master Fund’s Investment Committee have the authority and responsibility for

13

the approval of the WHM Funds. The success of the Master Fund depends upon the ability of the Investment Committee to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund, and upon the ability of the WHM Funds to develop and implement strategies that achieve their investment objectives. Shareholders will have no right or power to participate in the management or control of the Master Fund or the WHM Funds, and will not have an opportunity to evaluate the specific investments made by the WHM Funds, or the terms of any such investments.

COMPENSATION ARRANGEMENTS IN THE WHM FUNDS. In addition to the Fund’s direct expenses, and its pro-rata share of the Master Fund expenses, the Fund indirectly bears a pro-rata share of the expenses of the WHM Funds. Generally, management fees payable to Wellington are approximately 1% (annualized) of the average net asset value (“NAV”) of the Master Fund’s investment in a WHM Fund. In addition, Wellington will be entitled to a performance-based fee of generally 20% of an investor’s, including the Master Fund’s, net profits in a WHM Fund. It is possible that such management fees and performance-based fees may be exceeded for certain WHM Funds. The performance-based compensation received by Wellington also may create an incentive for Wellington to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by Wellington in the WHM Fund without independent oversight. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of the Fund’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

BUSINESS AND REGULATORY RISKS. Legal, tax and regulatory developments that may adversely affect the Fund, the Master Fund, Wellington or the WHM Funds could occur during the term of the Fund. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by SEC, other regulators and self regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Master Fund and the Fund to pursue their investment strategies (and WHM Funds to pursue theirs) and the value of investments held by the Master Fund and the Fund. There has been an increase in governmental, as well as self regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund, the Master Fund and WHM Funds to trade in securities or the ability of the Fund, the Master Fund or WHM Funds to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s portfolio.

CONTROL POSITIONS. WHM Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject

14

a WHM Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the WHM Funds, the WHM Funds likely would suffer losses on their investments. Additionally, should a WHM Fund obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such WHM Fund to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the WHM Fund to significant liabilities.

EFFECT OF INVESTOR WITHDRAWALS ON WELLINGTON’S ABILITY TO INFLUENCE CORPORATE CHANGE. From time to time a WHM Fund may acquire enough of a company’s shares or other equity to enable Wellington, either alone or together with the members of any group with which Wellington is acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value. If the investors of such a WHM Fund request withdrawals representing a substantial portion of the WHM Fund’s assets during any period when Wellington (or members of any such group) are seeking to influence any such corporate changes, Wellington may be compelled to sell some or all of the WHM Fund’s holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests. This may adversely impact, or even eliminate, Wellington’s (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the WHM Fund and subsequently, the Master Fund and the Fund.

RELIANCE ON KEY PERSONNEL OF THE INVESTMENT MANAGER. The Funds’ abilities to identify and invest in attractive opportunities is dependent upon the Investment Manager. If one or more of the key individuals leaves the Investment Manager, the Investment Manager may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Funds from achieving their investment objectives.

DILUTION. If a WHM Fund limits the amount of capital that may be contributed to it by the Master Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such WHM Fund.

COUNTERPARTY INSOLVENCY. The Funds’ and the WHM Funds’ assets may be held in one or more funds maintained for the Funds or the WHM Funds by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the WHM Funds and the Funds. If one or more of the WHM Funds’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the WHM Funds’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

In addition, the WHM Funds may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency.

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However, the practical effect of these laws and their application to the WHM Funds’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the WHM Funds and their assets and the Funds. The insolvency of any counterparty would result in a loss to the Funds, which could be material.

FINANCIAL FAILURE OF INTERMEDIARIES. There is always the possibility that the institutions, including brokerage firms and banks, with which the Funds do business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Funds.

SUSPENSIONS OF TRADING. Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for a WHM Fund to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for a WHM Fund to close out positions.

ENFORCEABILITY OF CLAIMS AGAINST WHM FUNDS. The Funds have no assurances that they will be able to: (1) effect service of process within the U.S. on foreign WHM Funds; (2) enforce judgments obtained in U.S. courts against foreign WHM Funds based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against a WHM Fund or other person based upon the U.S. federal securities laws.

BOARDS OF TRUSTEES AND OFFICERS

BOARDS OF TRUSTEES

The Fund and the Master Fund are each governed by a Board of Trustees (each a “Board,” and each trustee, a “Trustee”), which is responsible for protecting the interests of the Shareholders under Delaware law. Each Board is comprised of both Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) and Trustees who are “interested persons” (“Interested Trustees”). Each Board meets periodically throughout the year to oversee the applicable Fund’s activities and to review its performance and the actions of the Investment Manager.

A Trustee serves on a Board until he is removed, resigns or is subject to various disabling events such as death or incapacity. A Trustee may resign upon 90 days’ prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all of the Shareholders.

In the event of any vacancy in the position of a Trustee, the remaining Trustees of that Board may appoint an individual to serve as a Trustee, so long as immediately after such appointment at least two-thirds of the Trustees then serving would have been elected by the Shareholders. The Trustees may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee and must do

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so within 60 days after any date on which Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving. If no Trustee remains to manage the business of such Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of the Shareholders of that Fund within 60 days for the purpose of either electing new Trustees or dissolving the affected Fund. The Board will render assistance to the Shareholders on the question of the removal of a Trustee in the manner required by Section 16(c) of the 1940 Act.

Each Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers of the Fund do not receive any additional compensation from the Fund.

The Trustees and officers of the Funds may also be Trustees or officers of some or all of the other registered investment companies managed by the Investment Manager or its affiliates (the “Fund Complex”). The table below shows, for each Trustee and executive officer, his or her full name, date of birth, address, the position held with the Fund, the length of time served in that position, his or her principal occupations during at least the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee during the past five years.

INTERESTED TRUSTEE

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY TRUSTEE

David B. Perkins* July 18, 1962 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	President and Chairman of the Board of Trustees	Since Inception	Mr. Perkins has been Chairman of the Board of Trustees and President of the Fund since inception. Mr. Perkins is the Chief Executive Officer of Hatteras Funds. He founded Hatteras Funds in September 2003. Prior to that, he was the co-founder and Managing Partner of CapFinancial Partners, LLC.	None	19

*	Mr. Perkins is deemed to be an “interested” Trustee of the Fund because of his affiliation with the Investment Manager.

INDEPENDENT TRUSTEES AND OFFICERS

NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY TRUSTEE

H. Alexander Holmes May 4, 1942 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Trustee; Audit Committee Member	Since Inception	Mr. Holmes founded Holmes Advisory Services, LLC, a financial consultation firm, in 1993.	None	19

Steve E. Moss February 18, 1953 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Trustee; Audit Committee Member	Since Inception	Mr. Moss is a principal of Holden, Moss, Knott, Clark, Copley & Hoyle, P.A. and has been a member manager of HMKCT Properties, LLC since January 1996.	None	19

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NAME, DATE OF BIRTH & ADDRESS	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(1) OVERSEEN BY TRUSTEE
Gregory S. Sellers May 5, 1959 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Trustee; Audit Committee Member	Since Inception	Mr. Sellers has been the Chief Financial Officer of Imagemark Business Services, Inc., a strategic communications provider of marketing and print communications solutions, since June 2009. From 2003 to June 2009, Mr. Sellers was a Director and the Chief Financial Officer of Kings Plush, Inc., a fabric manufacturer.	None	19

Daniel K. Wilson, CPA June 22, 1948 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Trustee; Audit Committee Member	Since Inception	Mr. Wilson was Executive Vice President and CFO of Parkdale Mills, Inc. from 2004 - 2008. Mr. Wilson currently is in private practice as a Certified Public Accountant.	None	9

J. Michael Fields July 14, 1973 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Secretary	Since Inception	Prior to becoming Secretary, Mr. Fields had been the Treasurer of each fund in the Fund Complex. Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by the Hatteras Funds since its inception in September 2003.	None	N/A

Andrew P. Chica September 7, 1975 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Chief Compliance Officer	Since Inception	Mr. Chica joined Hatteras Funds in November 2007 and became the Chief Compliance Officer of Hatteras Funds and each of the funds in the Fund Complex, in 2008. Prior to joining Hatteras Funds, Mr. Chica was the Compliance Manager for UMB Fund Services, Inc. from December 2004 to November 2007. From April 2000 to December 2004, Mr. Chica served as an Assistant Vice President and Compliance Officer of U.S. Bancorp Fund Services, LLC..	None	N/A

Robert Lance Baker September 17, 1971 c/o Hatteras Funds 8540 Colonnade Center Drive Suite 401 Raleigh, NC 27615	Treasurer	Since Inception	Mr. Baker joined Hatteras Funds in March 2008 and became Treasurer of each of the funds in the Fund Complex in December 2008. Mr. Baker serves as the Chief Financial Officer of Hatteras Funds. Prior to joining Hatteras Funds, Mr. Baker worked for Smith Breeden Associates, an investment advisor located in Durham, NC. At Smith Breeden, Mr. Baker served as Vice President of Portfolio Accounting, Performance Reporting, and Fund Administration.	None	N/A

[1]

The “Fund Complex” consists of the Fund, Hatteras Sector Select Institutional Fund, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras Multi-Strategy Fund, L.P., Hatteras Multi-Strategy TEI Fund, L.P., Hatteras Multi-Strategy Institutional Fund, L.P., Hatteras Multi-Strategy TEI Institutional Fund, L.P., Hatteras Master Fund, L.P., Hatteras VC Co-Investment Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds) and Underlying Funds Trust (consisting of five funds).

The Boards of Trustees believe that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of the Boards’ effectiveness. The Boards determined that each of the Trustees is qualified to serve as a Trustee

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of the Funds based on a review of the experience, qualifications, attributes and skills of each Trustee. In reaching this determination, the Boards have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the Investment Manager, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Trustee of the Funds or other funds in the Fund Complex. Information as of December 31, 2010, indicating the specific experience, skills, attributes and qualifications of each Trustee, which led to the Boards’ determination that the Trustee should serve in this capacity, is provided below.

David B. Perkins. Mr. Perkins has been a Trustee since inception. He is founder of, Chairman and President of each fund in the Fund Complex. In addition, Mr. Perkins has been Chairman and President of each registered closed-end fund in the Hatteras Funds Complex since inception. Mr. Perkins has also been the Chairman and Managing Principal of Hatteras Funds since September 2003. Mr. Perkins has over 20 years of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses.

H. Alexander Holmes. Mr. Holmes has been a Trustee since inception. He has degrees in law and accounting and spent 25 years in the tax practice of a nationally recognized accounting firm and was a managing partner of one of its offices. He has over 40 years of experience as a tax professional and estate planning consultant and has served on the boards and audit committees of several public companies. He is a retired certified public accountant and the founder of a tax and financial consulting firm advising family businesses and high net worth individuals.

Steve E. Moss. Mr. Moss has been a Trustee since inception. He has over 30 years of public accounting experience advising businesses and high net worth individuals. He is a certified public accountant and is currently a principal of an accounting firm, a manager of a real estate investment partnership, and managing partner of a business advisory firm.

Gregory S. Sellers. Mr. Sellers has been a Trustee since inception. He has over 25 years of experience in finance, including public accounting, and has held positions in private companies as a chief financial officer and vice president of finance. He is currently the chief financial officer of a marketing and print communications solutions company.

Daniel K. Wilson. Mr. Wilson has been a Trustee since inception. He has 30 years of finance and accounting experience, primarily as CFO of a large, privately held textile company. He is currently in private practice as a CPA.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

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The Boards of Trustees consist of five individuals, four of whom are Independent Trustees. The Chairman of the Boards of Trustees, Mr. David B. Perkins, is an interested Trustee and serves as liaison for communications between the Trustees and the Funds’ management and service providers. The Boards currently do not have a lead Independent Trustee.

The Boards believe that their structure facilitates the orderly and efficient flow of information to the Trustees from the Investment Manager and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face. The Boards further believe that their structure allows all of the Trustees to participate in the full range of the Boards’ oversight responsibilities. The Boards believe that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Funds’ operations is important, in light of the size and complexity of the Funds and the risks that the Funds face. The Boards and their committees review their structure regularly, to help ensure that they remain appropriate as the business and operations of the Funds, and the environment in which the Funds operate, changes.

BOARDS OF TRUSTEES’ ROLE IN RISK OVERSIGHT OF THE FUNDS

The Boards oversee risk management for the Funds directly and, as to certain matters, through their committees. The Boards exercise their oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Funds’ senior officers (including the Funds’ President, Chief Compliance Officer and Treasurer), portfolio management and other personnel of the Investment Manager, the Funds’ independent auditors, legal counsel and personnel from the Funds’ other service providers. The Boards have adopted, on behalf of the Funds, and periodically review with the assistance of the Funds’ Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Funds’ activities. In addition, the Investment Manager and the Funds’ other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Funds’ activities, and the Boards receive reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Boards deem appropriate.

COMMITTEES

Each Board’s Audit Committee is comprised of the Independent Trustees. Each Audit Committee recommends the selection of the independent registered public accounting firm to its respective Board. It also (i) reviews the scope and results of audits and the audit fees charged, (ii) reviews reports from the applicable Fund’s independent registered public accounting firm regarding the adequacy of that Fund’s internal accounting procedures and controls and (iii) establishes a separate line of communication between the applicable Fund’s independent registered public accounting firm and its Independent Trustees. Meetings of the Audit Committee may be held in person or by telephone conference call, as necessary.

Based on each Audit Committee’s recommendation, each Board, including a majority of the Independent Trustees of each Board, selected [                    ] as independent registered public accounting firm of the applicable Fund, and in such capacity it will audit such Fund’s annual financial statements and financial highlights. [                    ] currently serves and may in the

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future serve as independent registered public accounting firm for other pooled investment vehicles managed by the Investment Manager. It may also, currently or in the future, serve as independent registered public accounting firm for certain of the WHM Funds, or for other clients of Wellington.

The Independent Trustees of each Board meet separately to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the applicable Fund, including investment advisory, administrative, transfer agency, custodial and distribution services, and (ii) all other matters in which the applicable Fund, the Investment Manager or their affiliates have any actual or potential conflict of interest with the applicable Fund.

As of the date of this SAI, the Funds have not yet commenced operations and therefore the Audit Committee of each Fund has not yet met.

OWNERSHIP OF SHARES

The Funds have not yet commenced operations as of the date of this SAI. Therefore, none of the Trustees owns Shares.

TRUSTEE AND OFFICER COMPENSATION

The Funds pay no salaries or compensation to any of their Interested Trustees. Each Independent Trustee will receive an annual retainer of $[    ] from the Master Fund for his services as a Trustee and member of the Audit Committees of the Funds. The Chief Compliance Officer will also receive an annual retainer of $[    ] for his duties as chief compliance officer of the Funds. The Interested Trustees receive no fees or other compensation from the Funds. All Trustees are reimbursed by the Funds for their reasonable travel and out-of-pocket expenses relating to attendance at meetings of the applicable Fund’s Board of Trustees or committee meetings. The Trustees do not receive any pension or retirement benefits from the Funds. Besides the Chief Compliance Officer, no other officer of the Funds receives any additional compensation from the Fund or the Master Fund.

The following table sets forth certain information regarding the estimated compensation of the Funds’ Trustees and each of the three highest paid officers or any unaffiliated person of each Fund with aggregate estimated compensation from each Fund in excess of $60,000 for the fiscal year ending March 31, 2012.

Name of Person, Position	Aggregate Compensation from the Fund*			Aggregate Compensation from the Master Fund*			Total Compensation from the Funds and Fund Complex Paid to Trustees (19 Total Funds)*

H. Alexander Holmes	$	[	]	$	[	]	$	[	]
Steve E. Moss	$	[	]	$	[	]	$	[	]
Gregory S. Sellers	$	[	]	$	[	]	$	[	]
Daniel K. Wilson	$	[	]	$	[	]	$	[	]

*	Estimated compensation for services as an Independent Trustee for the fiscal year ended March 31, 2012.

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CODES OF ETHICS

The Fund, the Master Fund, the Investment Manager and the Distributor have each adopted a code of ethics governing personal securities transactions (each a “Code” and collectively, the “Codes”). The Codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund’s portfolio transactions. Covered persons include the Trustees and the officers of the Funds and directors of the Investment Manager, as well as employees of the Investment Manager and the Distributor having knowledge of the investments and investment intentions of the Funds. The Codes permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Funds, subject to a number of restrictions and controls. Compliance with the Codes is carefully monitored and enforced.

The Codes are included as exhibits to each of the Fund’s and the Master Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in the Master Fund. The Master Fund invests substantially all of its assets in securities of WHM Funds, which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by Wellington (commonly referred to as “hedge funds”). To the extent that the Master Fund receives notices or proxies from WHM Funds (or receives proxy statements or similar notices in connection with any other portfolio securities) and the Master Fund has voting interests in such WHM Funds, the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to the Investment Manager, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Master Fund’s best economic interests. Generally, once the Investment Manager has determined to vote on a proxy, it will implement its voting instructions. In general, the Investment Manager believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Investment Manager will generally recommend voting to support management recommendations relating to routine matters such as the election of directors (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of directors and compensation of outside directors. The Investment Manager will generally recommend voting in favor of management or shareholder proposals that the Investment Manager believes will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or

22

increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

On non-routine matters, the Investment Manager will generally recommend voting in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and Shareholder rights plans so long as such proposals are in the best economic interests of the Master Fund.

In exercising its voting discretion, the Investment Manager will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Investment Manager (or an affiliate of the Investment Manager), any issuer of a security for which the Investment Manager (or an affiliate of the Investment Manager) acts as sponsor, adviser, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Investment Manager (or an affiliate of the Investment Manager) has an existing material contract or business relationship not entered into in the ordinary course of business (the Investment Manager and such other persons having an interest in the matter being called “Interested Persons”), the Investment Manager will make written disclosure of the conflict to the Independent Trustees of the Master Fund indicating how the Investment Manager proposes to vote on the matter and its reasons for doing so. If the Investment Manager does not receive timely written instructions as to voting or non-voting on the matter from the Master Fund’s Independent Trustees, the Investment Manager may take any of the following actions which it deems to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Trustees if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The voting rights of shareholders of the Master Fund will be substantially similar to those of the Shareholders of the Fund. Whenever the Fund, as a shareholder of the Master Fund, is requested to vote on matters pertaining to the Master Fund, the Fund will seek voting instructions from its Shareholders and will vote its Master Fund shares for or against such matters proportionately to the instructions to vote for or against such matters received from its Shareholders. In the event that the Fund does not receive voting instructions from its Shareholders, the portion of the Fund’s shares in the Master Fund allocable to such Shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

To the extent the Master Fund determines it is necessary to limit its voting interest in certain WHM Funds in order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Master Fund may enter into contractual arrangements under which it irrevocably waives its rights (if any) to vote its interests in a WHM Fund. Other accounts managed by the Investment Manager may also waive their voting rights in a particular WHM Fund. The Investment Manager will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Master Fund and its other clients in the particular WHM Fund. These voting waiver arrangements may increase the ability of the Master Fund and other clients of the Investment Manager to invest in certain WHM Funds. However, to the extent the Master Fund contractually forgoes the right to vote the securities of a

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WHM Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Master Fund, such as the Fund, including matters adverse to the Master Fund’s interests.

Each of the Master Fund and the Fund are required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Each of the Fund’s and the Master Fund’s Form N-PX filing are available: (i) without charge, upon request, by calling [PHONE NUMBER OF ADMINISTRATOR], or (ii) by visiting the SEC’s website at www.sec.gov.

INVESTMENT MANAGEMENT SERVICES

THE INVESTMENT MANAGER

Hatteras Capital Investment Management, LLC serves as investment manager to the Master Fund and is subject to the supervision of and subject to any policies established by the Board. David B. Perkins and Robert Worthington are managing members of the Investment Manager. The Investment Manager is controlled by David B. Perkins and Robert Worthington.

The Investment Committee is responsible for the selection of WHM Funds and the allocation of the assets of the Master Fund for investment among the WHM Funds.

The Investment Manager and Master Fund entered into an investment management agreement effective [        ] (the “Investment Management Agreement”). Pursuant to the terms of the Investment Management Agreement, the Investment Committee is responsible for developing, implementing and supervising the Master Fund’s investment program and in connection therewith shall regularly provide investment advice and recommendations to the Master Fund with respect to its investments, investment policies and purchases and sales of securities for the Master Fund and arranging for the purchase and sale of such securities.

The WHM Funds generally charge the Master Fund asset-based fees (including an annual management fee typically of 1%) and performance-based fees or allocations (typically equal to 20% of an investor’s, including the Master Fund’s, net profits in the WHM Fund) on its investments. It is possible that such management fees and performance-based fees may be exceeded for certain WHM Funds. In the future, these fees and expenses may be substantially higher or lower, because certain fees are based on the performance of WHM Funds, which fluctuate over time. An investor in the Fund bears a proportionate share of the expenses of the Master Fund and the Fund and, indirectly, similar expenses of the WHM Funds. Investors could avoid the additional level of fees and expenses at the Master Fund and Fund level by investing directly with the WHM Funds, although access to many WHM Funds may be limited or unavailable.

In consideration for the advisory and other services provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Investment Manager a monthly management fee (the “Management Fee”) equal to 1/12th of 0.75% (0.75% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of each month-end. In the case of a partial month, the Management Fee will be based on the number of days during the month in which the Investment Manager invested Master Fund assets.

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The Management Fee will be paid to the Investment Manager before giving effect to any repurchase of Shares in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its Shareholders. The Management Fee will be computed as a percentage of the capital account of each Shareholder of the Master Fund, based on the net assets of the Master Fund as of month end. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund.

The Investment Management Agreement was approved by the Master Fund Board (including a majority of the Independent Trustees) at a meeting held in person on [        ]. A discussion regarding the basis for the Master Fund Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Master Fund’s annual report for the period ending March 31, 2012. The Investment Management Agreement has an initial term ending two years from the date of its effectiveness, and continues in effect from year to year thereafter if such continuance is approved annually by the Master Fund Board or by vote of a majority of the Shareholders of the Master Fund; provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approvals. The Investment Management Agreement is terminable without penalty, on 60 days’ prior written notice by the Master Fund Board, by vote of a majority of the Shares of the Master Fund or by the Investment Manager. The Investment Management Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Investment Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Investment Management Agreement, the Investment Manager is not liable to any Fund or to any investor for any loss the Master Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. The Investment Management Agreement provides that the Investment Manager may act as investment manager for any other person, firm or corporation. In addition, the Investment Management Agreement provides that the Investment Manager may use the name “Hatteras” in connection with other investment companies for which it may act as investment manager or general distributor. If Hatteras Capital Investment Management, LLC shall no longer act as investment manager of the Master Fund, it may withdraw the right of the Fund to use the name “Hatteras” as part of its name.

The Investment Manager or its designee maintains the Master Fund’s accounts, books and other documents required to be maintained under the 1940 Act at the principal business office of the Investment Manager.

ADVISORY FEE

The Funds have not yet commenced operations as of the date of this SAI. Therefore, the Funds have not paid the Investment Manager any advisory fees.

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PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following table provides information about portfolios and accounts, other than the Master Fund, for which the members of the Investment Committee are primarily responsible for the day-to-day portfolio management as of [        ]:

NAME OF INVESTMENT COMMITTEE MEMBER	TYPE OF ACCOUNTS	TOTAL # OF ACCOUNTS MANAGED		TOTAL ASSETS			# OF ACCOUNTS MANAGED FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE		TOTAL ASSETS FOR WHICH ADVISORY FEE IS BASED ON PERFORMANCE

David B. Perkins	Registered Investment Companies	[	]	$	[	]	[	]	$	[	]

	Other Pooled Investment Vehicles	[	]	$	[	]	[	]	$	[	]

	Other Accounts	[	]	$	[	]	[	]	$	[	]

Robert L. Worthington	Registered Investment Companies	[	]	$	[	]	[	]	$	[	]

	Other Pooled Investment Vehicles	[	]	$	[	]	[	]	$	[	]

	Other Accounts	[	]	$	[	]	[	]	$	[	]

Joshua E. Parrott	Registered Investment Companies	[	]	$	[	]	[	]	$	[	]

	Other Pooled Investment Vehicles	[	]	$	[	]	[	]	$	[	]

	Other Accounts	[	]	$	[	]	[	]	$	[	]

PORTFOLIO MANAGERS - POTENTIAL CONFLICTS OF INTERESTS

Messrs. Perkins, Worthington and Parrott are responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, including unregistered hedge funds and funds of hedge funds. They may manage separate accounts or other pooled investment vehicles which may have materially higher or different fee arrangements than the registrant and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities. The Investment Manager have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. They seek to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and timely manner. To this end, the Investment Manager has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

PORTFOLIO MANAGERS - COMPENSATION

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The compensation of the HCIM members of the Investment Committee includes a combination of the following: (i) fixed annual salary; and (ii) a discretionary bonus tied to the overall profitability of the Investment Manager and its affiliates, as applicable.

PORTFOLIO MANAGERS - SECURITIES OWNERSHIP

The Funds have not yet commenced operations as of the date of this SAI.  Therefore, none of the Portfolio Managers owns Shares in the Funds.

CONFLICTS OF INTEREST RELATING TO THE INVESTMENT MANAGER

The Investment Manager may provide investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Master Fund (collectively, the “Other Accounts”). The Investment Manager expects to employ an investment program for the Master Fund that is substantially similar to the investment programs employed by it for certain Other Accounts. As a general matter, the Investment Manager will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Other Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Other Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit the Master Fund’s assets. There also may be circumstances under which the Investment Manager will consider participation by Other Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of the Master Fund, or vice versa.

The Investment Manager will evaluate for the Master Fund and for each Other Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or a Other Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Other Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Other Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund will differ from those of the Other Accounts. Accordingly, the future performance of the Master Fund and the Other Accounts will vary.

When the Investment Manager determines that it would be appropriate for the Master Fund and one or more Other Accounts to participate in an investment at the same time, each will attempt to place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with their responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Other Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Committee will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

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Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Other Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed with respect to WHM Funds) on the combined size of positions that may be taken for the Master Fund and the Other Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Other Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Other Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Other Accounts, that are the same, different or made at a different time than positions taken for the Master Fund.

Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Master Fund. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Master Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager.

Future investment activities of the Investment Manager and its affiliates, and of its directors, officers or employees, may give rise to additional conflicts of interest.

CONFLICTS OF INTEREST RELATING TO WELLINGTON

Wellington and its respective affiliates provide investment management and other services to clients other than the WHM Funds. The Investment Manager anticipates that Wellington will consider participation by the applicable WHM Fund in all appropriate investment opportunities that are also under consideration for investment by Wellington for other investment funds and accounts managed by Wellington (“Wellington Managed Accounts”) that pursue investment programs similar to that of the applicable WHM Fund or the Master Fund. However, there can be no guarantee or assurance that Wellington will follow such practices or that Wellington will adhere to, and comply with, its stated practices, if any. In addition, circumstances may arise under which Wellington will cause its Wellington Managed Accounts to commit a larger percentage of their assets to an investment opportunity than to which Wellington will commit assets of a WHM Fund. Circumstances may also arise under which Wellington will consider participation by its Wellington Managed Accounts in investment opportunities in which Wellington intends not to invest on behalf of a WHM Fund, or vice versa.

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Situations may occur where the Master Fund could be disadvantaged by investment activities conducted by Wellington for the Wellington Managed Accounts. These situations may arise as a result of, among other things: (1) legal restrictions on the combined size of positions that may be taken for a WHM Fund in which the Master Fund and/or Wellington Managed Accounts participate (collectively, “Co-Investors” and, individually, a “Co-Investor”), limiting the size of the WHM Fund’s position; (2) legal prohibitions on the Co-Investors’ participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instrument is limited.

Wellington may from time to time cause a WHM Fund to effect certain principal transactions in securities with one or more Wellington Managed Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which Wellington determined it was appropriate for the WHM Fund to purchase and a Wellington Managed Account to sell, or the WHM Fund to sell and the Wellington Managed Account to purchase, the same security or instrument on the same day.

Wellington, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, including interests in WHM Funds, and may have conflicts of interest with respect to investments made on behalf of a WHM Fund in which the Master Fund participates. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of Wellington that are the same as, different from or made at different times than positions taken for the WHM Fund in which the Master Fund participates. Future investment activities of Wellington, or its affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest that could disadvantage the Master Fund, the Fund and, ultimately, the Fund’s Shareholders.

Wellington or its affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by Wellington or its affiliates. In addition, Wellington or its affiliates may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of Wellington) may provide to one or more Wellington Managed Accounts.

C ERTAIN INCOME TAX CONSIDERATIONS

This summary was written to support the marketing of Shares in the Fund. It is not intended to be used, and cannot be used, for the purpose of avoiding penalties that may be imposed by any taxing authority with respect to an investment in the Fund. You are therefore urged to seek advice based on your particular circumstances from an independent tax advisor.

The following summarizes certain additional tax considerations generally affecting the Master Fund, the Fund and its Shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Master Fund, the Fund or its Shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference

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to their own tax situations. Unless otherwise indicated, this discussion relates to Shareholders who are United States citizens or residents.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL - GENERAL INFORMATION

The Fund and the Master Fund both intend to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As regulated investment companies, the Fund and the Master Fund are generally exempt from federal income tax on their net investment income and realized capital gains which they distribute to shareholders. To qualify for treatment as a regulated investment company, the Fund and the Master Fund must meet three important tests each year.

First, each of Fund and the Master Fund must derive with respect to each taxable year at least 90% of their gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to each Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships. If more than 10% of the Fund’s or Master Fund’s income is from other sources, and the failure to meet the 90% test is properly disclosed and is due to reasonable cause and not willful neglect, the applicable Fund will be subject to a tax equal to 100% of the excess of the amount of that Fund’s non-qualifying income over an amount equal to 1/9th of that Fund’s qualifying income. If the Fund or Master Fund does not qualify for this exception to the 90% rule, then such Fund will lose its status as a regulated investment company for the year and will be subject to tax at corporate rates on its taxable income.

Second, generally, at the close of each quarter of each of the Fund’s and the Master Fund’s taxable year, at least 50% of the value of each of the Fund’s and the Master Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which (a) the applicable Fund has not invested more than 5% of the value of its total assets in securities of the issuer and (b) the applicable Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of such Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the applicable Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, each of the Fund and the Master Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

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The Fund and the Master Fund both intend to comply with these requirements. The Fund will generally satisfy the income and asset requirements through its investment in the Master Fund. If the Fund or the Master were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund or the Master Fund, as applicable, could be disqualified as a regulated investment company. If for any taxable year the Fund or the Master Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Also, if the Master Fund were to fail to qualify as a RIC by reason of a failure to meet the income or asset requirements, that, in turn, would cause the Fund to fail to meet the asset requirement. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. The Fund and the Master Fund intend to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax. However, there is no assurance that this will be the case.

Capital losses realized by the Fund or the Master Fund will be permitted to be carried forward indefinitely and can be used to offset future capital gains, if any, recognized by the applicable Fund.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

The Master Fund may invest its assets through investment in the WHM Funds in REITs, some of which will qualify as real estate investment trusts under Subchapter M of Subtitle A, Chapter 1, of the Code (“qualified REITs”). In general, qualified REITs are taxed only on their income that is not distributed to their shareholders. Even if a REIT meets all of the requirements to be generally exempt from federal income tax on its income, under Treasury regulations that have not yet been issued, REITs will be taxed on income, if any, from real estate mortgage investment conducts and possibly income from equity interests in taxable mortgage pools (so-called “excess inclusions”). These regulations may require excess inclusion income of a regulated investment company that invest in REITs be allocated to the shareholders of the regulated investment company with the same consequences as if the shareholders held the interests directly.

STATE AND LOCAL TAXES

Although the Fund and the Master Fund each expect to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be

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conducting business, the Fund and the Master Fund may be subject to the tax laws of such states or localities.

FOREIGN TAXES

The Fund and the Master Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If more than 50% of the value of the total assets of the Fund or the Master Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the applicable Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its Shareholders. If the Fund or the Master Fund is not eligible or chooses not to make this election, it will be entitled to deduct such taxes in computing the amounts it is required to distribute.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments, including futures contracts, debt instruments and options, that may be engaged in by the WHM Funds, and investments in partnerships, REITs and passive foreign investment companies (“PFICs”), which may be owned by the WHM Funds, are complex and, in some cases, uncertain. Such transactions and investments may cause the Master Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Master Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Master Fund invests directly or though a WHM Fund, the Master Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Master Fund or the WHM Fund fails to make an election to recognize income annually or mark to market the shares of the PFIC at the end of each taxable year during the period of its ownership of the shares. In addition, a foreign corporation (including a subsidiary) in which the Master Fund invests may be subject to U.S. or foreign taxes including withholding taxes, for which neither the Master Fund nor its shareholders, including the Fund, may be entitled to a credit or deduction for United States federal income tax purposes.

ERISA AND RELATED CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan, certain individual retirement accounts (“IRAs”), certain Keogh plans, or other arrangements subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) (an “ERISA Plan”), should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, the avoidance of prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor regulations provide that a fiduciary of the ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors, the portfolio’s composition

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with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA Plan and the proposed investment, the income taxes (if any) attributable to the investment, and the projected return of the investment relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, an ERISA Plan fiduciary should determine whether such an investment is consistent with ERISA’s fiduciary responsibilities and the foregoing considerations. If a fiduciary with respect to any such ERISA Plan breaches such responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach. Non-ERISA-covered IRAs and Keogh plans and other arrangements not subject to ERISA, but subject to the prohibited transaction rules of section 4975 of the Code (“Code Plans”), should determine whether an investment in the Fund will violate those rules.

Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered “plan assets” of the ERISA Plans or Code Plans (collectively, “Plans”) investing in the Fund for purposes of ERISA’s fiduciary responsibility rules and ERISA and the Code’s prohibited transaction rules. The Investment Manager will not be a fiduciary within the meaning of ERISA and the Code with respect to the assets of any Plan that becomes a Shareholder of the Fund, solely as a result of the Plan’s investment in the Fund.

Certain prospective Plan investors may currently maintain relationships with the Investment Manager or Wellington, or with other entities that are affiliated with the Investment Manager or Wellington. Each of such persons may be deemed to be a party in interest to, a disqualified person of, and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Plan fiduciaries will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that they are duly authorized to make such investment decisions, and that they have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the Fund.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

BROKERAGE

THE FUND

It is the policy of each of the Fund and the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors similar to those expected to be

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considered by the Investment Manager as described above. In most instances, the Master Fund will purchase interests in a WHM Fund directly from the WHM Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund and the Master Fund contemplate that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund and the Master Fund may be conducted through affiliates of the Investment Manager.

WHM FUNDS

The WHM Funds incur transaction expenses in the management of their portfolios, which will decrease the value of the Master Fund’s investment in the WHM Funds. In view of the fact that the investment program of certain of the WHM Funds may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of the WHM Funds may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the WHM Funds may not be transparent to the Investment Manager. Each WHM Fund is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Investment Manager will have no direct or indirect control over the brokerage or portfolio trading policies employed by the WHM Funds. The Investment Manager expects that each WHM Fund will generally select broker-dealers to effect transactions on the WHM Fund’s behalf substantially in the manner set forth below.

In selecting brokers and dealers to execute transactions on behalf of a WHM Fund, the Investment Manager expects Wellington will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that Wellington generally will seek reasonably competitive commission rates, Wellington may not necessarily pay the lowest commission available on each transaction. Wellington may typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Wellington with respect to WHM Funds may vary.

Consistent with the principle of seeking best price and execution, Wellington may place orders for a WHM Fund with brokers that provide Wellington and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of Wellington are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to Wellington or its affiliates in providing services to clients other than the WHM Funds it manages. In addition, not all of the supplemental information is necessarily used by Wellington in connection with the WHM Fund it manages. Conversely, the information provided to the WHM Funds by brokers and dealers through which other clients of Wellington or its affiliates effect securities transactions may be useful to Wellington in providing services to the WHM Fund.

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No guarantee or assurance can be made that a WHM Fund’s brokerage transaction practices will be transparent or that the WHM Fund will establish, adhere to, or comply with its stated practices. However, as the WHM Funds are not expected to be investment companies registered under the 1940 Act, they may select brokers on a basis other than as outlined above and may receive benefits other than research or that benefit the Wellington or its affiliates rather than the WHM Fund. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the WHM Funds.

WHM Funds may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

[                    ] serves as the Fund’s independent registered public accounting firm. Its principal business address is [                    ].

Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, acts as Fund Counsel.

CUSTODIAN

[        ] (the “Custodian”) serves as the custodian of the Fund’s and the Master Fund’s assets, and may maintain custody of those assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is [        ].

FUND SERVICING FEE

Each of the Fund and the Master Fund intends to pay compensation to HCIM for fund services in accordance with a fund servicing agreement (in such capacity, the “Servicing Agent”). The Servicing Agent receives a monthly fund servicing fee (“Fund Servicing Fee”) for the Fund equal to 1/12th of 0.50% (0.50% on an annualized basis) of the aggregate value of the Fund’s net assets as of the end of each month (prorated for shorter periods). The Servicing Agent receives a monthly Fund Servicing Fee for the Master Fund equal to 1/12th of 0.25% (0.25% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of the end of each month (prorated for shorter periods). The Fund Servicing Fee payable to the Servicing Agent will be borne pro rata by all Shareholders before giving effect to any repurchase of Shares in the Fund or Master Fund, as applicable, effective as of that date, and will decrease the net profits or increase the net losses of the Fund or the Master Fund that are credited to shareholders. The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of the Fund Servicing Fees in its sole discretion. The Servicing Agent may delegate some or all of its servicing responsibilities to one or more service providers. The Servicing Agent may delegate and any such service provider will provide customary services, including some or all of the following: (1) assisting the Fund in administering repurchases; (2) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Shareholder services;

35

(3) as agreed from time to time with the Board in accordance with Rule 38a-1 under the 1940 Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (4) assisting the Fund in providing or procuring accounting services for the Fund and Shareholder capital accounts; (5) assisting in the administration of meetings of the Board and its committees and the Shareholders; (6) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Shareholders and the Fund; (7) assisting in arranging for, at the Fund’s expense, the preparation of all required tax returns; (8) assisting in the preparation of proxy statements to Shareholders, and the preparation of reports filed with regulatory authorities; (9) periodically reviewing the services performed by the Fund’s service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (10) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund’s custody, administration and escrow agreements; (11) providing information and assistance as requested in connection with the registration of the Fund’s Shares in accordance with state securities requirements; (12) providing assistance in connection with the preparation of the Fund’s periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund’s independent accountants; and (13) supervising other aspects of the Fund’s operations and providing other administrative services to the Fund. The services to be provided pursuant to the Master Fund’s servicing agreement are substantially similar.

ANTI-MONEY LAUNDERING CONSIDERATIONS

The Uniting and Strengthening America By Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”), signed into law on and effective as of October 26, 2001, requires that financial institutions establish and maintain compliance programs to guard against money laundering activities. The USA PATRIOT Act requires the Secretary of the Treasury (“Treasury”) to prescribe regulations in connection with anti-money laundering policies of financial institutions. The Financial Crimes Enforcement Network (“FinCEN”), an agency of the Treasury, has announced that it is likely that such regulations would subject pooled investment vehicles such as the Fund to enact anti-money laundering policies. It is possible that there could be promulgated legislation or regulations that would require the Investment Manager or other service providers to the Fund, in connection with the establishment of anti-money laundering procedures, to share information with governmental authorities with respect to its Shareholders. Such legislation and/or regulations could require the Fund to implement additional restrictions on the transfer of the Shares. The Investment Manager reserves the right to request such information as is necessary to verify the identity of a Shareholder and the source of the payment of subscription monies, or as is necessary to comply with any customer identification programs required by FinCEN and/or the SEC. The Fund may, in the event of delay or failure by the applicant to produce any information required for verification purposes, or for any other reason, in its sole and absolute discretion, refuse an investment in or transfer of Shares by any person or entity.

The Fund may require a detailed verification of each prospective investor’s identity and the source of the payment of the subscription amount. The Fund may also require that this information be supplied by a prospective investor who did not supply such information when it

36

subscribed for Shares. This information, and any other information supplied by a prospective investor or a Shareholder (each, an “Investor”) of the Fund, may be transmitted to any governmental agency that the Fund reasonably believes has jurisdiction (each, a “Governmental Authority”), without prior notice to the Investor, in order to satisfy any applicable anti-money laundering laws, rules or regulations to which the Fund is or may become subject, notwithstanding any confidentiality agreement to the contrary.

Depending on the circumstances of each Investor, a detailed verification might not be required where:

(1) the applicant is a recognized financial institution which is regulated by a recognized regulatory authority and carries on business in a country listed in Schedule 3 Money Laundering Regulations (2003 Revision); or

(2) the application is made through a recognized intermediary which is regulated by a recognized regulatory authority and carries on business in a country listed in Schedule 3, Money Laundering Regulations (2003 Revision). In this situation the Fund may rely on a written assurance from the intermediary that the requisite identification procedures on the applicant for business have been carried out.

These exceptions will only apply if the financial institution or intermediary referred to above is within a country recognized as having sufficient anti-money laundering regulations.

In attempting to verify an Investor’s identity, the Fund may request any information it deems necessary including, but not limited to, the Investor’s legal name, current address, date of birth or date of formation (as applicable), information regarding the nature of the Investor’s business, the locations in which the Investor transacts its business, proof as to the current good standing of the Investor in its jurisdiction of formation (if an entity), proof of identity (e.g., a driver’s license, social security number or taxpayer identification number), and any other information the Fund believes is reasonably necessary to verify the identity of the Investor. The Fund may also request information regarding the source of the subscription amount including, but not limited to, letters from financial institutions, bank statements, tax records, audited financial statements and other information the Fund believes is reasonably necessary to verify the source of the subscription amount.

The Fund may request that an Investor supply updated information regarding its identity or business at any time. The Fund may also request additional information regarding the source of any funds used to make additional contributions to the Fund. In the event of delay or failure by an Investor to produce any information required for verification purposes, the Fund may refuse to accept a new or additional contribution. The Fund may refuse a repurchase of a Shareholder’s Shares, or any portion thereof, in the Fund or other transfer of funds if it believes such action is necessary in order to comply with its responsibilities under applicable law.

An Investor may be asked to indemnify and hold harmless the Fund, the Investment Manager, and their respective affiliates, including their officers, directors, members, partners, Shareholders, managers, employees and agents (collectively, the “Fund and its Affiliates”) from and against any loss, liability, cost or expense (including, but not limited to, attorneys’ fees, taxes

37

and penalties) which may result, directly or indirectly, from any misrepresentation or breach of any warranty, condition, covenant or agreement set forth in the Subscription Documents or any other document delivered by the Investor to the Fund or as a result of any violations of law committed by the Investor. Such Subscription Documents will further provide that the Fund and its Affiliates are not and shall not be liable for any loss, liability, cost or expense to the Investor resulting, directly or indirectly, from any action taken by the Fund and its Affiliates in making a good faith attempt to comply with the laws of any jurisdiction to which the Fund and its Affiliates are or become subject, including loss resulting from a failure to process any application for withdrawal if such information that has been required by the Fund and its Affiliates has not been provided by the Investor or if the Fund and its Affiliates believe in good faith that the processing thereof would violate applicable law. This indemnification provision shall be in addition to, and not in limitation of, any other indemnification provision applicable to the Fund and its Affiliates.

The Fund and its Affiliates hereby disclaim any and all responsibility for any action taken by them in a good faith attempt to comply with the applicable laws of any jurisdiction or at the direction of any Governmental Authority. Any and all losses incurred by an Investor in the Fund as a direct or indirect result of any action taken by such Fund and its Affiliates in a good faith attempt to comply with the applicable laws of any jurisdiction or at the direction of any Governmental Authority shall be the sole responsibility of the Investor without recourse to the Fund and its Affiliates.

FISCAL YEARS

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. For tax purposes, the Fund adopted the 12-month period ending December 31 of each year as its taxable year.

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PART C:

OTHER INFORMATION

Hatteras Sector Select Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements to be filed by amendment.

(2)	Exhibits

(a)(1)	Form of Amended and Restated Agreement and Declaration of Trust is filed herewith.

(a)(2)	Certificate of Formation of Trust is filed herewith.

(a)(3)	Amended Certificate of Formation of Trust is filed herewith.

(b)	Form of By-Laws are filed herewith.

(c)	Not applicable.

(d)	Refer to Exhibits (a)(1), (b).

(e)	Not applicable.

(f)	Not applicable.

(g)	Not applicable.

(h)	To be filed by amendment.

(i)	Not applicable.

(j)	To be filed by amendment.

(k)(1)	Powers of Attorney are filed herewith.

(k)(2)	To be filed by amendment.

(k)(3)	To be filed by amendment.

(l)(1)	Consent of Drinker Biddle & Reath LLP is filed herewith.

(l)(2)	To be filed by amendment.

(m)	Not applicable.

(n)	To be filed by amendment.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	To be filed by amendment.

(r)(2)	Code of Ethics of Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Capital Distributors, LLC is filed herewith.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates:

Registration fees	$	[	]
Legal fees	$	[	]
Printing fees	$	[	]
Blue Sky fees	$	[	]
Accounting fees	$	[	]

Total	$	[	]

Item 28. Persons Controlled by or Under Common Control With Registrant

The Board of Trustees of the Registrant is identical to the board of directors and/or board of trustees of certain other funds advised by the Investment Manager. In addition, the officers of the Registrant and these other funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	0

*	As of October 1, 2011.

Item 30. Indemnification

Section 1.01 Indemnification.

Sections 8.1 – 8.4 of Article VII of the Registrant’s Form of Agreement and Declaration of Trust state:

Section 1.1 Limitation of Liability. Neither a Trustee nor an officer of the Trust, when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission in his capacity as Trustee or as an officer of the Trust, or for any act or omission of any other officer or any employee of the Trust or of any other person or party, provided that nothing contained herein or in the Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or the duties of such officer hereunder.

Section 1.2 Indemnification. The Trust shall indemnify each of its Trustees and officers and persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor, or otherwise, and may indemnify any trustee, director or officer of a predecessor organization (each a “Covered Person”), against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and expenses including reasonable accountants’ and counsel fees) reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which he may be involved or with which he may be threatened, while as a Covered Person or thereafter, by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his duties involved in the conduct of such Covered Person’s office (such willful misfeasance, bad faith, gross negligence or reckless disregard being referred to herein as “Disabling Conduct”). Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of (a) an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and either (b) such Covered Person provides security for such undertaking, (c) the Trust is insured against losses arising by reason of such payment, or (d) a majority of a quorum of disinterested, non-party Trustees, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that such Covered Person ultimately will be found entitled to indemnification.

Section 1.3 Indemnification Determinations. Indemnification of a Covered Person pursuant to Section 8.2 shall be made if (a) the court or body before whom the proceeding is brought determines, in a final decision on the merits, that such Covered Person was not liable by reason of Disabling Conduct or (b) in the absence of such a determination, a majority of a quorum of disinterested, non-party Trustees or independent legal counsel in a written opinion make a reasonable determination, based upon a review of the facts, that such Covered Person was not liable by reason of Disabling Conduct.

Section 1.4 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VIII, “Covered Person” shall include such person’s heirs, executors and administrators, and a “disinterested, non-party Trustee” is a Trustee who is neither an Interested Person of the Trust nor a party to the proceeding in question.

Item 31. Business and Other Connections of Investment Manager

Information as to the directors and officers of the Registrant’s investment adviser, Hatteras Capital Investment Management, LLC (the “Investment Manager”) together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Investment Manager, and each director, executive officer, managing member or partner of the Investment Manager, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-62608), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (1) the Registrant, (2) the Registrant’s Administrator and (3) the Registrant’s Custodian. The address of each is as follows:

1.	Hatteras Sector Select Fund

8540 Colonnade Center Drive, Suite 401

Raleigh, NC 27615

2.	[ ]

3.	[ ]

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable

2.	Not applicable

3.	Not applicable

4.	The Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”); (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh in the state of North Carolina on the 18th day of October, 2011.

Hatteras Sector Select Fund

By:	/s/ David B. Perkins
Name: David B. Perkins
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

*/s/ H. Alexander Holmes	Trustee	October 18, 2011
H. Alexander Holmes

* /s/ Steve E. Moss	Trustee	October 18, 2011
Steve E. Moss

* /s/ Gregory S. Sellers	Trustee	October 18, 2011
Gregory S. Sellers

* /s/ Daniel K. Wilson	Trustee	October 18, 2011
Daniel K. Wilson

/s/ David B. Perkins	Trustee	October 18, 2011
David B. Perkins

/s/ David B. Perkins	President	October 18, 2011
David B. Perkins

/s/ R. Lance Baker	Treasurer	October 18, 2011
R. Lance Baker

* By:	/s/ J. Michael Fields
J. Michael Fields Attorney-In-Fact (pursuant to Power of Attorney)

SIGNATURES

Hatteras Sector Select Institutional Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh in the state of North Carolina on the 18th day of October, 2011.

HATTERAS SECTOR SELECT INSTITUTIONAL FUND

By:	/s/ David B. Perkins
Name: David B. Perkins
Title: President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

*/s/ H. Alexander Holmes	Trustee	October 18, 2011
H. Alexander Holmes

* /s/ Steve E. Moss	Trustee	October 18, 2011
Steve E. Moss

* /s/ Gregory S. Sellers	Trustee	October 18, 2011
Gregory S. Sellers

* /s/ Daniel K. Wilson	Trustee	October 18, 2011
Daniel K. Wilson

/s/ David B. Perkins	Trustee	October 18, 2011
David B. Perkins

/s/ David B. Perkins	President	October 18, 2011
David B. Perkins

/s/ R. Lance Baker	Treasurer	October 18, 2011
R. Lance Baker

* By:	/s/ J. Michael Fields
J. Michael Fields
Attorney-In-Fact (pursuant to Power of Attorney)

Exhibit Index

(a)(1)	Form of Amended and Restated Agreement and Declaration of Trust

(a)(2)	Certificate of Formation of Trust

(a)(3)	Amended Certificate of Formation of Trust

(b)	Form of By-Laws

(k)(1)	Powers of Attorney

(l)(1)	Consent of Drinker Biddle & Reath LLP

(r)(2)	Code of Ethics of Hatteras Investment Partners, LLC, Hatteras Capital Investment Management, LLC and Hatteras Capital Distributors, LLC